As filed with the Securities and Exchange Commission on September 21, 2017.

Commission File No. 002-85378
Commission File No. 811-03462

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  Post-Effective Amendment No. 88

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  Amendment No. 88

Meeder Funds
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
(Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code: (614) 766-7000

Robert S. Meeder, Jr., President – Meeder Asset Management, Inc.
P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
It is proposed that this filing will become effective (check appropriate box).

/____/	immediately upon filing pursuant to paragraph (b) of Rule 485.

/____/	on [date] pursuant to paragraph (b) of Rule 485.

/XXX/	60 days after filing pursuant to paragraph (a)(1).

/____/	on (date) pursuant to paragraph (a)(1).

/____/	75 days after filing pursuant to paragraph (a)(2).

/____/	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/____/	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MEEDER FUNDS

PROSPECTUS	GLOBAL ALLOCATION FUND
November 20, 2017	(formerly known as Global Opportunities Fund)
	Retail Class	FLFGX
	Adviser Class	GBPAX
	Institutional Class	GBPIX
AGGRESSIVE ALLOCATION FUND
(formerly known as Aggressive Growth Fund)
	Retail Class	FLAGX
	Adviser Class	AGHAX
	Institutional Class	AGHIX
MODERATE ALLOCATION FUND
(formerly known as Dividend Opportunities Fund)
	Retail Class	FLDOX
	Adviser Class	DVOAX
	Institutional Class	DVOIX
DYNAMIC ALLOCATION FUND
(formerly known as Dynamic Growth Fund)
	Retail Class	FLDGX
	Adviser Class	DYGAX
	Institutional Class	DYGIX
QUANTEX FUND
	Retail Class	FLCGX
	Adviser Class	QNTAX
	Institutional Class	QNTIX
BALANCED FUND
	Retail Class	FLDFX
	Adviser Class	BLNAX
	Institutional Class	BLNIX
MUIRFIELD FUND
	Retail Class	FLMFX
	Adviser Class	FLMAX
	Institutional Class	FLMIX
SPECTRUM FUND
	Retail Class	FLSPX
	Adviser Class	SRUAX
	Institutional Class	SRUIX
CONSERVATIVE ALLOCATION FUND
(formerly known as Infrastructure Fund)
	Retail Class	FLRUX
	Adviser Class	IFAAX
	Institutional Class	IFAIX
TOTAL RETURN BOND FUND
	Retail Class	FLBDX
	Adviser Class	BNDAX
	Institutional Class	BNDIX
PRIME MONEY MARKET FUND
	Retail Class	FFMXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Meeder Funds
6125 Memorial Drive
Dublin, OH 43017
(614) 760-2159
Toll Free: 1-800-325-3539
Fax: (614) 766-6669
meederfunds@meederinvestment.com
www.meederfunds.com

Meeder, Meeder Funds and Muirfield Fund are registered trademarks of Meeder Investment Management, Inc.

CONTENTS

FUND SUMMARIES
A fund-by-fund look at	Global Allocation Fund	4
investment objectives, strategies,	Aggressive Allocation Fund	11
risks, performance, and expenses.	Moderate Allocation Fund	17
	Dynamic Allocation Fund	23
	Quantex Fund	29
	Balanced Fund	33
	Muirfield Fund	39
	Spectrum Fund	45
	Conservative Allocation Fund	51
	Total Return Bond Fund	57
	Prime Money Market Fund	63

IMPORTANT INFORMATION REGARDING FUND SHARES		67

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS		68
	Investment Strategies	68
	Investment Risks	68

PORTFOLIO HOLDINGS DISCLOSURE		78

MANAGEMENT OF THE FUNDS		78
	Who Manages the Funds?	78
	Portfolio Managers	80

INVESTING WITH THE MEEDER FUNDS		81
Information about account
transactions and services.	How to Buy Shares	82
	How to Redeem Shares	87
	Exchange Privilege	94
	Other Client Services	95
	Short-Term Trading Policy	96
	Distribution and Shareholder Services Fees	100
	Dividends and Distributions
	Taxes	100
	Shareholder Reports and Other Information	102
	Financial Highlights	103

FOR MORE INFORMATION
Where to learn more about the Funds.		Back Cover

GLOBAL ALLOCATION FUND
(formerly known as Global Opportunities Fund)

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.21%	None	None
Other Expenses	0.58%	0.62%	0.46%
Acquired Fund Fees and Expenses[1]	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.64%	1.47%	1.31%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$167	$517	$892	$1,944
Adviser	$150	$465	$803	$1,757
Institutional	$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategies

The Fund has significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the United States and other markets throughout the world, both developed and emerging. The Adviser employs a flexible asset allocation approach in constructing the Fund’s portfolio. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States (“Non-U.S. Countries”) unless the Adviser determines, in its sole discretion, that conditions are not favorable for investment. If the Adviser determines that conditions are not favorable for investment, the Fund may invest less than 40% of its total assets in Non-U.S. Countries provided that the Fund will not invest less than 30% of its total assets in Non-U.S. Countries under normal circumstances except for temporary defensive purposes. In managing the Fund, under normal circumstances, the Adviser will invest in issuers in at least three countries other than the United States. The Fund will invest across the full range of asset classes as follows:

Global Equity	10 - 90%
Global Fixed Income	10 - 90%
Alternatives	0 - 60%
Cash and Cash Equivalents	0 - 80%

The Fund’s equity investments may include common stock, preferred stock, equity investment companies (“underlying funds”), which include domestic and foreign mutual funds as well as exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may also invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs). Additionally, the Fund may invest directly in, or in underlying funds investing in, futures contracts and options on futures contracts. The Fund is generally unconstrained by any particular capitalization with regard to its equity investments.

The Fund’s fixed income investments are primarily fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. Investments in fixed income securities may also include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including United States and foreign investment grade and non-investment grade corporate bonds, convertible corporate bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, and repurchase agreements. The Fund is generally unconstrained with regard to the duration of its fixed income investments.

The Fund’s alternative investments include securities that are not a part of the Fund’s global equity or global fixed income investments. These investments may include individual securities (such as convertible securities, inflation-sensitive securities, and preferred stock), mutual funds, ETFs, exchange traded notes, and exchange traded commodities. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, real estate (including real estate investment trusts (“REITs”), currencies, and commodities.

Additionally, the Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

The mix of investments selected to represent each investment category is variable and actively managed by utilizing the Adviser’s quantitative models and by employing a strategic investment selection process. The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds, and cash in the Fund, within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund will reduce its position in underlying equity securities and underlying equity funds in order to attempt to minimize the risk of loss of capital. The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

When selecting equity investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis. This analysis assists the Adviser in identifying opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

When selecting fixed income investments for the Fund, the Fund’s Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency, and technical data, and the Adviser’s own assessment of economic and market conditions, to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Fund’s Adviser uses traditional credit analysis to identify investments for the Fund’s portfolio. In addition, the Adviser utilizes quantitative models to assist in managing the duration of the Fund’s investment portfolio. As a defensive measure, the Adviser is permitted to shift the Fund’s investments between fixed income investments across the credit quality spectrum, ranging from United States Government Securities to high yield securities.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Closed-end Fund Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Commodities Risk. The Fund may invest in commodities or in underlying funds that invest in commodities. Indirectly investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as international economic, political and regulatory developments such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. A portion of the Fund’s assets will be allocated to mid and small capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or other individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Real Estate Risk. The Fund may invest in real estate investment trusts (“REITs”) or in underlying funds that invest in real estate, including REITs. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Sector Risk. The underlying investments in the Funds may invest in specific sectors of the stock market. Investing in specific market sectors presents additional components of risk. The performance of sector specific investments is largely dependent on the industry’s performance which may be different than the overall stock market. As a result, if a Fund is heavily concentrated in a specific sector, then that particular sector could significantly impact the return of the Fund.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Calendar Year	Annual Total Return
2007	5.08%
2008	-43.00%
2009	35.79%
2010	19.96%
2011	-8.34%
2012	13.15%
2013	23.82%
2014	5.87%
2015	-7.21%
2016	3.54%

Best Quarter: 2nd Qtr. 2009 20.22%	Worst Quarter: 4th Qtr. 2008 -26.91%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Global Allocation Fund Return Before Taxes -	01/31/06	3.54%	7.34%	2.45%
Retail Class
Global Allocation Fund Return After Taxes on
Distributions - Retail Class		3.07%	5.62%	1.44%
Global Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		2.13%	5.45%	1.66%
MSCI ACWI (Reflects No Deduction for Fees, Expenses or Taxes)[1]		7.86%	9.36%	3.56%
Bloomberg Barclays US Aggregate Bond Index (Reflects No Deduction for Fees, Expenses or Taxes)		2.65%	2.23%	4.34%
Blended Index (Reflects No Deduction for
Fees, Expenses or Taxes)[2]		4.73%	5.40%	2.99%

[1]
The MSCI ACWI Index is the broad-based securities market index for the Fund. The MSCI ACWI Index represents and captures large and mid-cap representation across 23 Developed Markets and 23 Emerging Markets countries.

[2]
Since November 20, 2017, the Blended Index is comprised of 54% MSCI ACWI, 36% of 90 day T-Bills and 10% Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 1/2006
Dale W. Smith, Portfolio Manager since 1/2006
Clinton Brewer, Portfolio Manager since 6/2008
David Turner, Assistant Portfolio Manager since 1/2017
Jason Headings, Portfolio Manager since 11/2017
Amisha Kaus, Portfolio Manager since 11/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

AGGRESSIVE ALLOCATION FUND
(formerly known as Aggressive Growth Fund)

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.63%	0.69%	0.53%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.65%	1.46%	1.30%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$168	$520	$897	$1,955
Adviser	$149	$462	$797	$1,746
Institutional	$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 361% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing primarily in common stocks of small and mid-cap companies, which generally have market capitalizations within the range of companies comprising the Russell 2500 Index. The Fund also invests in equity investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. Guided by the Adviser’s quantitative models, the Adviser uses an aggressive growth strategy in choosing the Fund’s investments, which include smaller or newer companies that are more likely to grow, but also more likely to suffer more significant losses compared to larger or more established companies. The Fund also invests in fixed income securities. In addition, the Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities. The Fund may also invest in index funds and index-based investments.

Under normal circumstances, the Fund will have a minimum of 80% and a maximum of 95% of its assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select investments without limitation to market capitalization range or sectors. Under normal circumstances, the fund will invest 10% to 40% of its assets in international equity securities or underlying funds primarily investing in international equities, including companies that conduct their principal business activities in emerging markets.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

Under normal circumstances, the Fund will also have a minimum of 5% and a maximum of 20% of its assets in fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may also invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds, and cash in the Fund within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund may reduce its position in underlying equity securities and underlying equity funds in order to attempt to reduce the risk of loss of capital.

The following table shows the Fund’s asset allocation ranges:

EQUITY	Total	80 - 95%
	U.S.	55 - 85%
	International	10 - 40%
FIXED INCOME	Total	5 - 20%
	Bond	5 - 20%
	Cash and Cash Equivalents	0 - 15%

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Aggressive Growth Stock Risk. Investments in smaller or newer growth companies can be both more volatile and more speculative. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Closed-end Fund Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2007	6.14%
2008	-38.98%
2009	32.76%
2010	15.67%
2011	-7.15%
2012	14.05%
2013	30.40%
2014	13.49%
2015	-4.35%
2016	8.26%

Best Quarter: 2nd Qtr. 2009 18.70%	Worst Quarter: 4th Qtr. 2008 -21.42%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Aggressive Allocation Fund	02/29/00
Return Before Taxes - Retail Class		8.26%	11.82%	4.90%
Aggressive Allocation Fund
Return After Taxes on Distributions - Retail Class		7.86%	10.34%	4.15%
Aggressive Allocation Fund
Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		4.97%	9.24%	3.76%
Russell 2500 Index (Reflects No Deduction For Fees, Expenses or Taxes)		17.59%	14.54%	7.69%
The S&P 500 Index (Reflects No Deduction For Fees, Expenses or Taxes)[1]		11.96%	14.66%	6.95%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[2]		14.44%	12.67%	6.62%

[1]	From the inception date of the Fund until September 5, 2016, the S&P 500 Index was used as the broad-based securities market index for the Fund.

[2]	The Blended Index is comprised of 70% Russell 2500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 2/2000
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

MODERATE ALLOCATION FUND
(formerly known as Dividend Opportunities Fund)

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.57%	0.62%	0.42%
Acquired Fund Fees and Expenses[2]	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.89%	1.69%	1.49%
Fee Waiver	(0.15%)	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses
After Fee Waiver[3]	1.74%	1.54%	1.34%

[1]	The Annual Fund Operating Expenses are based upon expected assets under the Fund’s new investment objective.
[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.
[3]
The Adviser has contractually agreed to waive its management fee to an amount equal to 0.60% of average daily net assets. The agreement may be terminated by the Adviser after November 20, 2018, unless the contract is renewed. The contractual fee waiver may not be changed or terminated during the time period set forth above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses would be the same if you chose not to sell your shares at the end of the time period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$177	$579	$1,007	$2,199
Adviser	$157	$518	$904	$1,985
Institutional	$136	$456	$799	$1,767

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 250% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs).

Under normal circumstances, the Fund will have a minimum of 0% and a maximum of 50% of its assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region.

The Fund will also have a minimum of 50% and a maximum of 100% of its assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including domestic and foreign investment grade and non-investment grade bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, and repurchase agreements. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts.

Additionally, the Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis. This analysis assists the Adviser in identifying opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds, and cash in the Fund, within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund will reduce its position in underlying equity securities and underlying equity funds in order to attempt to minimize the risk of loss of capital. The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund. The following provides a summary of the Principal Risks of investing in the Fund:

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk, including economic, political, legal and regulatory differences compared to domestic investments. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid and small capitalization investments, which present additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect the individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of the individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2016	12.06%

Best Quarter: 3rd Qtr. 2016 4.37%	Worst Quarter: 1st Qtr. 2016 0.96%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Since Inception
Moderate Allocation Fund	06/30/15
Return Before Taxes - Retail Class		12.06%	N/A	4.86%
Moderate Allocation Fund
Return After Taxes on Distributions - Retail Class		11.28%	N/A	4.13%
Moderate Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		7.25%	N/A	3.51%
Bloomberg Barclays US Aggregate Bond Index (Reflects No Deduction for Fees, Expenses or Taxes)[1]		2.65%	N/A	2.21%
The S&P 500 Index (Reflects No Deduction For Fees, Expenses or Taxes)[2]		11.96%	N/A	7.90%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[3]		5.02%	N/A	3.71%

[1]	Since November 20, 2017, the Bloomberg Barclays US Aggregate Bond Index is the broad-based securities market index for the Fund.
[2]	Until November 20, 2017, the S&P 500 Index was used as the broad-based securities market index for the Fund.
[3]
Since November 20, 2017, the Blended Index is comprised 30% of the S&P 500 Index, 20% of the average 90-day T-bills, and 50% of the Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 6/2015
Dale W. Smith, Portfolio Manager since 6/2015
Clinton Brewer, Portfolio Manager since 6/2015
David Turner, Assistant Portfolio Manager since 1/2017
Jason Headings, Portfolio Manager since 11/2017
Amisha Kaus, Portfolio Manager since 11/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

DYNAMIC ALLOCATION FUND
(formerly known as Dynamic Growth Fund)

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.56%	0.57%	0.39%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.58%	1.34%	1.16%
Fee Waiver[2]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	1.48%	1.24%	1.06%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

[2]
The Adviser has contractually agreed to waive its management fee in an amount equal to 0.10% of the first $200,000,000 in average daily net assets. The agreement may be terminated by the Adviser after November 20, 2018, unless the contract is renewed. The contractual fee waiver may not be changed or terminated during the time period set forth above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$151	$489	$851	$1,870
Adviser	$126	$415	$725	$1,604
Institutional	$108	$359	$629	$1,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 369% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common and preferred stocks, as well as fixed income securities. The Fund also invests in equity investment companies (“underlying funds”), which include foreign and domestic mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities. The Fund may also invest in index funds and index-based investments.

Under normal circumstances, the Fund will have a minimum of 80% and a maximum of 95% of its assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select investments without limitation to market capitalization range or sectors. Under normal circumstances, the Fund will invest 10% to 40% of its assets in international equity securities or underlying funds primarily investing in international equities, including companies that conduct their principal business activities in emerging markets.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

Under normal circumstances, the Fund will also have a minimum of 5% and a maximum of 20% of its assets in fixed income securities of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may also invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds and cash in the Fund within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund may reduce its position in underlying equity securities and underlying equity funds in order to attempt to reduce the risk of loss of capital.

The following table shows the Fund’s asset allocation ranges:

EQUITY	Total	80 - 95%
	U.S.	55 - 85%
	International	10 - 40%
FIXED INCOME	Total	5 - 20%
	Bond	5 - 20%
	Cash and Cash Equivalents	0 - 15%

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Closed-end Fund Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad- based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2007	7.06%
2008	-39.77%
2009	28.87%
2010	15.54%
2011	-5.65%
2012	14.58%
2013	31.61%
2014	12.80%
2015	-3.46%
2016	5.37%

Best Quarter: 2nd Qtr. 2009 17.80%	Worst Quarter: 4th Qtr. 2008 -22.27%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Dynamic Allocation Fund	2/29/00
Return Before Taxes - Retail Class		5.37%	11.59%	4.60%
Dynamic Allocation Fund Return
After Taxes on Distributions - Retail Class		4.92%	9.41%	3.23%
Dynamic Allocation Fund Return After Taxes on Distributions and Sales of Fund Shares - Retail Class		3.37%	8.68%	3.20%
The S&P 500 Index (Reflects No Deduction for Fees, Expenses or Taxes)		11.96%	14.66%	6.95%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes) [1]		10.49%	12.71%	6.05%

[1]	The Blended Index is comprised of 70% S&P 500 Index, 25% MSCI ACWI ex USA Index, and 5% Bloomberg Barclays US Aggregate Bond Index.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 2/2000
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

QUANTEX FUND

Investment Objective:

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.93%	0.93%	0.93%
Distribution/Service (12b-1) Fees	0.20%	None	None
Other Expenses	0.57%	0.60%	0.43%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.72%	1.55%	1.38%
Net Fee Waiver[2]	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver	1.54%	1.37%	1.20%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

[2]
The Adviser has contractually agreed to waive its management fee in an amount equal to 0.25% of the first $50,000,000 in average daily net assets. The agreement may be terminated by the Adviser after November 20, 2018, unless the contract is renewed. The contractual fee waiver may not be changed or terminated during the time period set forth above.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$157	$524	$917	$2,015
Adviser	$139	$472	$828	$1,830
Institutional	$122	$417	$738	$1,642

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Normally, at least 80% of the Fund’s net assets will be invested in the common stock equity securities of mid-capitalization companies. Mid-capitalization companies are defined as those whose market capitalizations are similar to the market capitalization of companies in the Russell Midcap Index or a similar index. Typically, the Fund will be diversified throughout all major industry sectors. However, more emphasis is given to capitalization levels and there are occasions when all sectors are not represented in the Fund’s portfolio.

The Fund employs a quantitative investment approach that utilizes an investment model to determine which securities are to be added or removed from the Fund’s portfolio on an annual basis. Stocks in the portfolio whose value has risen above or fallen below the predetermined market capitalization ranges are sold, while new undervalued stocks that have moved into the predetermined capitalization ranges are added to the Fund’s portfolio. The Fund’s holdings are then restructured to create an equally-weighted portfolio of equity securities.

The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities. The Fund also may invest in index funds, index-based investments, open-end investment companies, and exchange traded funds.

As a defensive tactic, the Fund may invest up to 20% of its assets in investment grade fixed income securities of any maturity.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund Risk. The ETFs will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund will hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad- based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2007	-7.00%
2008	-43.12%
2009	77.37%
2010	23.21%
2011	-4.05%
2012	16.93%
2013	41.54%
2014	9.48%
2015	-7.68%
2016	22.14%

Best Quarter: 2nd Qtr. 2009 34.86%	Worst Quarter: 4th Qtr. 2008 -30.63%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Quantex Fund Return	03/20/85
Before Taxes - Retail Class		22.14%	15.36%	8.53%
Quantex Fund Return After Taxes on Distributions - Retail Class		21.82%	14.12%	7.88%
Quantex Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		13.77%	12.68%	7.09%
The S&P MidCap 400 Index (Reflects No Deduction for Fees, Expenses or Taxes)		20.74%	15.33%	9.16%
The Russell 2000 Index (Reflects No Deduction For Fees, Expenses or Taxes)		21.31%	14.46%	7.07%
Blended Index (Reflects No Deduction For Fees, Expenses or Taxes) [1]		21.07%	14.93%	8.15%

[1]	The Blended Index consists of 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 8/1988
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

BALANCED FUND

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.71%	0.71%	0.71%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.50%	0.55%	0.39%
Acquired Fund Fees and Expenses[1]	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.67%	1.47%	1.31%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$170	$526	$907	$1,976
Adviser	$150	$465	$803	$1,757
Institutional	$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 322% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. The Fund may invest in index funds and index-based investments. The Fund may also invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

Under normal circumstances, the Fund will have a minimum of 30% and a maximum of 70%, of its assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region. The Fund will also have a minimum of 30% and a maximum of 70% of its assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, income-producing securities including domestic and foreign investment grade and below investment grade bonds, structured instruments (debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, repurchase agreements, and derivatives, such as futures contracts, options, and swaps. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds and cash in the Fund, within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund will reduce its position in underlying equity securities and underlying equity funds in order to attempt to minimize the risk of loss of capital. The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys and sells equity index futures in connection with its investment strategies to equitize cash positions in the portfolio or as a defensive tactic to reduce its equity exposure. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested and in the case of short sales of equity index futures the potential loss is theoretically unlimited.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad- based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2007	5.03%
2008	-24.16%
2009	14.65%
2010	9.76%
2011	-4.49%
2012	10.42%
2013	19.79%
2014	8.61%
2015	-4.47%
2016	4.84%

Best Quarter: 3rd Qtr. 2009 8.96%	Worst Quarter: 3rd Qtr. 2011 -11.55%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Balanced Fund	01/31/06
Return Before Taxes - Retail Class		4.84%	7.55%	3.25%
Balanced Fund
Return After Taxes on Distributions - Retail Class		4.37%	6.07%	2.24%
Balanced Fund Return After
Taxes on Distributions and Sale of Fund Shares - Retail Class		2.92%	5.54%	2.20%
The S&P 500 Index (Reflects No Deduction for Fees, Expenses or Taxes)		11.96%	14.66%	6.95%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[1]		5.94%	6.82%	4.69%

[1]	The Blended Index is comprised 42% of the S&P 500 Index, 28% of the average 90-day T-bills, and 30% of the Bloomberg Barclays US Aggregate Bond Index.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 1/2006
Dale W. Smith, Portfolio Manager since 1/2006
Robert G. Techentin, Portfolio Manager since 8/2006
Clinton Brewer, Portfolio Manager since 6/2008
Jason Headings, Portfolio Manager since 9/2011
Amisha Kaus, Portfolio Manager since 11/2015
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

MUIRFIELD FUND

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.67%	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.20%	None	None
Other Expenses	0.48%	0.52%	0.34%
Acquired Fund Fees and Expenses[1]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.41%	1.25%	1.07%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$144	$446	$771	$1,691
Adviser	$127	$397	$686	$1,511
Institutional	$109	$340	$590	$1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 414% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in common and preferred stocks. The Fund may also invest in equity investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. The Fund may invest in index funds and index-based investments. The Fund may also invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

In addition, the quantitative models assist the Adviser in selecting growth- or value-oriented investments (including specific sectors) for the Fund, and there are no investment limitations on market capitalization range or geographic region. The Adviser’s models also help guide the selection of the Fund’s investments in common stocks or underlying fund types, as the Adviser selects securities that the Adviser believes represent above average market potential relative to market risk. The Adviser may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies.

As a defensive tactic, the Fund will reduce or eliminate its position in common stocks and underlying equity funds in order to attempt to reduce the risk of loss when the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards. As a result, by utilizing an unconstrained tactical strategy, the Fund may invest up to 100% of its assets in fixed income securities of any of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may also invest in underlying fixed income funds that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investment trusts. The Fund may also reduce its equity exposure by selling short stock index futures contracts.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Closed-end Fund Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys and sells equity index futures in connection with its investment strategies to equitize cash positions in the portfolio or as a defensive tactic to reduce its equity exposure. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested and in the case of short sales of equity index futures the potential loss is theoretically unlimited.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2007	7.02%
2008	-30.07%
2009	18.95%
2010	12.65%
2011	-7.55%
2012	12.38%
2013	30.46%
2014	12.12%
2015	-5.50%
2016	5.72%

Best Quarter: 3rd Qtr. 2009 11.86%	Worst Quarter: 3rd Qtr. 2011 -16.17%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Muirfield Fund Return Before Taxes - Retail Class	08/10/88	5.72%	10.43%	4.30%
Muirfield Fund Return After Taxes on Distributions - Retail Class		5.42%	9.05%	3.48%
Muirfield Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		3.45%	8.11%	3.21%
The S&P 500 Index (Reflects No Deduction for Fees, Expenses or Taxes)		11.96%	14.66%	6.95%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[1]		7.29%	8.76%	4.71%

[1]	The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 8/1988
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

SPECTRUM FUND

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.75%	0.75%	0.75%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.56%	0.56%	0.39%
Expenses on Short Sales	0.43%	0.43%	0.43%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.03%	1.78%	1.61%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$206	$637	$1,093	$2,358
Adviser	$181	$560	$964	$2,095
Institutional	$164	$508	$876	$1,911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 235% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150%, while the Fund’s typical short equity investment exposure will range from 0% to 50%. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region. The Fund may focus on stocks or underlying funds investing in stocks that are newer and/or smaller capitalization companies. The Fund may also establish long or short positions in index funds and index-based investments. The Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions, by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

The Adviser’s quantitative models assist the Adviser in selecting growth- or value-oriented investments (including specific sectors) for the Fund, and there are no investment limitations on market capitalization range or geographic region. The Adviser’s models also help guide the selection of the Fund’s investments in common stocks or underlying fund types, as the Adviser selects securities that the Adviser believes represent above average market potential relative to market risk.

As a defensive tactic, the Fund will reduce or eliminate its net position in common stocks and underlying equity funds in an attempt to preserve capital when the Adviser’s evaluation indicates that the risks of the stock market may be greater than the potential rewards. As a result, the Fund may invest up to 100% of its assets in fixed income securities of any of any maturity and of any credit rating (including unrated and high yield fixed income securities) and cash equivalent securities. The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts. The Fund may also reduce its equity exposure by selling short stock index futures contracts.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Closed-end Fund Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund buys and sells equity index futures to equitize cash positions in the portfolio, as a defensive tactic to reduce its equity exposure, and as an element of its principal investment strategy of taking leveraged long or short positions in equity markets. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. When used to create leverage or take short positions, these transactions are considered speculative and carry a theoretically unlimited risk of loss to the Fund.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of derivatives, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid- and small-capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market or that affect individual issuers.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Short Sale Risk. The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions and/or changes in the conditions of individual issuers.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our various quantitative investment models discussed above. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Year	Annual Total Return
2015	-1.21%
2016	6.97%

Best Quarter: 3rd Qtr. 2016 3.70%	Worst Quarter: 3rd Qtr. 2015 -4.46%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Since Inception
Spectrum Fund Return Before Taxes - Retail Class	01/01/2015	6.97%	2.80%
Spectrum Fund Return After Taxes on Distributions - Retail Class		6.67%	2.38%
Spectrum Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		4.43%	2.11%
The S&P 500 Index (Reflects No Deduction for Fees, Expenses or Taxes)		11.96%	6.57%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[1]		7.29%	4.14%

[1]	The Blended Index is comprised 60% of the S&P 500 Index and 40% of 90-day T-bills.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 12/2014
Dale W. Smith, Portfolio Manager since 12/2014
Clinton Brewer, Portfolio Manager since 12/2014
David Turner, Assistant Portfolio Manager since 1/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

CONSERVATIVE ALLOCATION FUND
(formerly known as Infrastructure Fund)

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	1.00%	1.00%	1.00%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.57%	0.62%	0.42%
Acquired Fund Fees and Expenses[2]	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	2.26%	2.06%	1.86%
Fee Waiver[3]	(0.50)%	(0.50)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver	1.76%	1.56%	1.36%

[1]	The Annual Fund Operating Expenses are based upon expected assets under the Fund’s new investment objective.
[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.
[3]
The Adviser has contractually agreed to waive its management fee to an amount equal to 0.50% of average daily net assets. The agreement may be terminated by the Adviser after November 20, 2018, unless the contract is renewed. The contractual fee waiver may not be changed or terminated during the time period set forth above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$179	$658	$1,165	$2,556
Adviser Class	$159	$597	$1,062	$2,350
Institutional Class	$138	$536	$959	$2,139

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common and preferred stocks, as well as fixed income securities. The Fund may also invest in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds, and unit investment trusts. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts (SPDRs), and may invest directly in, or in underlying funds investing in, futures contracts and options on futures contracts.

Under normal circumstances, the Fund will have a minimum of 0% and a maximum of 30% of its assets invested in equity securities or underlying funds investing in equity securities. For the equity portion of the portfolio, the Fund may select growth- or value-oriented investments (including specific sectors), without limitation to market capitalization range or geographic region.

The Fund will also have a minimum of 70% and a maximum of 100% of its assets invested in fixed income securities. For the fixed income portion of the portfolio, the Fund may invest in securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash and cash equivalents, income-producing securities including domestic and foreign investment grade and non-investment grade bonds, structured instruments (debt securities issued by agencies of the United States Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, repurchase agreements, and derivatives, such as futures contracts, options, and swaps. The Fund may invest in fixed income securities of any maturity, and of any credit rating (including unrated securities). In addition, for the fixed income portion of the portfolio, the Fund may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds.” The Fund may also invest in fixed income investment companies that invest in domestic and foreign fixed income securities, ETFs, closed-end funds, and unit investments trusts. With respect to both the equity and fixed income portions of the portfolios, the Fund does not concentrate in any particular industry or sector.

Additionally, the Fund may invest directly in derivatives, such as options and futures contracts, or in underlying funds investing in futures contracts and options on futures contracts. These investments may be used, for example, in an effort to earn extra income, to provide adequate liquidity, to adjust exposure to individual securities or markets, to protect all or a portion of the Fund’s portfolio from a decline in value, or to maintain a fully-invested position in equity securities.

When selecting investments for the Fund, the Adviser continually evaluates style, market capitalization, sector rotation, and international positions by utilizing a series of quantitative models to perform fundamental and technical analysis, in order to identify opportunities that have the best attributes for outperformance. Fundamental analysis, as performed by the Adviser, primarily involves using quantitative models to assess a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. Technical analysis, as performed by the Adviser, primarily involves using quantitative models to analyze the absolute and relative movement of a company’s stock in an effort to ascertain the probabilities for future price change, based on market factors.

The Fund addresses asset allocation decisions by adjusting the mix of stocks, bonds, and cash in the Fund within the parameters described above. When the Adviser’s quantitative models and evaluation indicate that the risks of the stock market may be greater than the potential rewards, the Fund will reduce its position in underlying equity securities and underlying equity funds in order to attempt to minimize the risk of loss of capital. The Fund may also reduce its equity exposure by selling short stock index futures contracts. The Fund’s goal is to minimize losses during high-risk market environments and to provide attractive returns during low-risk markets.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment and could result in losses that significantly exceed the Fund’s original investment. Derivatives also are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. The value of futures and options held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund’s portfolio. All transactions in futures and options involve the possible risk of loss to the Fund of all or a significant part of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. When the Fund sells a futures contract or writes a call option without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will, however, be required to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under futures and options contracts. The successful use of futures and exchange-traded options depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Market Capitalization Risk. The Fund may hold mid and small capitalization investments, which presents additional risk. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had positive recent relative performance. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Stock Market Risk. Because the Fund holds equity investments, it will fluctuate in value due to changes in general economic conditions.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Value Style Risk. Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Performance

The following bar chart and table illustrate how the Fund’s performance has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad- based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16 – Retail Class

Year	Annual Total Return
2007	18.24%
2008	-37.63%
2009	30.63%
2010	14.10%
2011	3.93%
2012	1.52%
2013	28.96%
2014	9.42%
2015	-16.92%
2016	19.87%

Best Quarter: 2nd Qtr. 2009 16.21%	Worst Quarter: 4th Qtr. 2008 -20.10%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Ten Years
Conservative Allocation Fund Return	06/21/95
Before Taxes - Retail Class		19.87%	7.37%	5.01%
Conservative Allocation Fund After Taxes on Distributions - Retail Class		19.21%	5.87%	4.00%
Conservative Allocation Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		12.28%	6.09%	4.00%
Bloomberg Barclays US Aggregate Bond Index (Reflects No Deduction for Fees, Expenses or Taxes)[1]		2.65%	2.23%	4.34%
The S&P 500 Index (Reflects No Deduction For Fees, Expenses or Taxes)		11.96%	14.66%	6.95%
Blended Index (Reflects No Deduction for Fees, Expenses or Taxes)[2]		4.08%	4.20%	4.56%
Morningstar Global Equity Infrastructure Index (Reflects No Deduction for Fees, Expenses or Taxes)[3]		11.48%	8.01%	4.32%

[1]	Since November 20, 2017, the Bloomberg Barclays US Aggregate Bond Index is the broad-based securities market index for the Fund.
[2]
Since November 20, 2017, the Blended Index is comprised 18% of the S&P 500 Index, 12% of the average 90-day T-bills, and 70% of the Bloomberg Barclays US Aggregate Bond Index. This Blended Index provides a better representation of the average composition of that Fund since that date.

[3]	Until November 20, 2017, the Morningstar Global Equity Infrastructure Index was used as the broad-based securities market index for the Fund.

Portfolio Management

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since 9/2016
Dale Smith, Portfolio Manager since 9/2016
Clinton Brewer, Portfolio Manager since 9/2016
David Turner, Assistant Portfolio Manager since 1/2017
Jason Headings, Portfolio Manager since 11/2017
Amisha Kaus, Portfolio Manager since 11/2017

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

TOTAL RETURN BOND FUND

Investment Objective

The investment objective is total return, consisting of income and capital growth, consistent with minimizing the risk of loss of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Adviser Class	Institutional Class
Management Fees	0.39%	0.39%	0.39%
Distribution/Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.56%	0.61%	0.41%
Acquired Fund Fees and Expenses[2]	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	1.80%	1.60%	1.40%
Fee Waiver[3]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After
Fee Waiver	1.70%	1.50%	1.30%

[1]
The Annual Fund Operating Expenses are based upon an expected lower level of assets under the Fund’s new investment objective. As a result management fees have been restated to a higher number in anticipation that the Fund will not benefit from the fee breakpoints available at higher asset levels.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.
[3]
The Adviser has contractually agreed to waive its management fee in an amount equal to 0.11% of the first $100,000,000 of average daily net assets. The agreement may be terminated by the Adviser after November 20, 2018, unless the contract is renewed. The contractual fee waiver may not be changed or terminated during the time period set forth above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$173	$557	$966	$2,108
Adviser	$153	$495	$861	$1,892
Institutional	$132	$433	$756	$1,671

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the current year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal market conditions, invests at least 80% of its assets in bonds which include fixed income securities and/or investments that provide exposure to fixed income securities. The Fund pursues its investment objective by investing primarily in fixed income investment companies that invest in domestic and foreign fixed income securities, exchange traded funds (“ETFs”), closed-end funds, and unit investments trusts. Investments in fixed income securities may also include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, income-producing securities including United States and foreign investment grade and non-investment grade corporate bonds, convertible corporate bonds, structured instruments (debt securities issued by agencies of the U.S. Government (such as Ginnie Mae, Fannie Mae, and Freddie Mac), corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), asset-backed securities, inflation-linked securities, commercial paper, certificates of deposit, banker’s acceptances and other bank obligations, money market funds, and repurchase agreements. The Fund’s average weighted maturity will ordinarily range between three and eight years. The Fund may have a shorter or longer average weighted maturity under certain market conditions and the Fund may shorten or lengthen its weighted average maturity if deemed appropriate for temporary defensive purposes.

Under normal conditions, at least 65% of the Fund’s total assets will be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below-investment grade securities (or the unrated equivalent), commonly referred to as “high yield securities” or “junk bonds.” Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operational difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings, or securities of issuers operating in troubled industries.

Up to 30% of the Fund’s net assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below-investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 35% of the Fund’s total assets.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, and forward contracts as tools in the management of portfolio assets.

The Fund may also invest up to 10% of its assets in preferred stock, convertible securities, and other equity related strategies.

The Fund’s Adviser uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data, and the Adviser’s own assessment of economic and market conditions, to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, the Fund’s Adviser uses traditional credit analysis to identify investments for the Fund’s portfolio. In addition, the Adviser utilizes quantitative models to assist in managing the duration of the Fund’s investment portfolio. As a defensive measure, the Adviser is permitted to shift the Fund’s investments between fixed income investments across the credit quality spectrum, ranging from United States Government Securities to high yield securities.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board upon 60 days’ prior notice to shareholders.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Loss of money is a risk of investing in a mutual fund.

Credit Risk. All debt securities are subject to the risk that the issuer or guarantor of the debt security may not make principal or interest payments as they become due, or default entirely on its obligations. The value and liquidity of an issuer’s debt securities will typically decline if the market perceives a deterioration in the creditworthiness of that issuer. In addition, insured debt securities have the credit risk of the insurer in addition to the underlying credit risk of the debt security being insured.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. The Fund may buy equity index futures in connection with its investment strategies to equitize cash positions in the portfolio. Although the futures transactions are intended to provide exposure to a broad based underlying index, there are additional risks associated with these contracts that may be greater than investments in the underlying assets, including liquidity risk, leverage risk, and counterparty risk. Changes in the value of a derivative may not correlate perfectly with the underlying index the adviser seeks to track and there may be times when there is no liquid secondary market for these instruments. All transactions in futures involve the possible risk of loss and the fund could lose more than the initial amount invested.

Exchange Traded Fund and Index Fund Risk. The ETFs and index funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The Fund also will incur brokerage costs when it purchases ETFs. An ETF may trade at a discount to its net asset value.

Fixed Income Risk. The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that an issuer will fail to make timely payments of principal or interest, or default on its obligations. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or macroeconomic news than higher rated securities. In addition, as interest rates rise, the Fund’s fixed income investments will typically lose value.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Additionally, foreign currency fluctuations may affect the value of foreign investments.

Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because the Fund invests primarily in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies on quantitative models and information and data supplied by third parties (“Models and Data”). These Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investment risks.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Many of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Turnover Risk. The Fund may actively trade portfolio securities to achieve its principal investment strategies, and can be driven by changes in our quantitative investment models. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Fund’s performance over time and may generate more taxable short-term gains for shareholders.

Performance

The following bar chart and table illustrate how the Fund’s performance for its Retail Class shares has varied from year to year. The bar chart shows the variability of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16 – Retail Class

Year	Annual Total Return
2012	8.93%
2013	0.01%
2014	1.78%
2015	- 2.51%
2016	4.49%

Best Quarter: 3rd Qtr. 2012 3.84%	Worst Quarter: 2nd Qtr. 2013 -3.09%

Average Annual Total Returns as of 12/31/16

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Inception Date	One Year	Five Years	Since Inception
Total Return Bond Fund	06/30/2011
Return Before Taxes - Retail Class		4.49%	2.47%	2.13%
Total Return Bond Fund Return After Taxes on Distributions - Retail Class		3.31%	1.10%	0.74%
Total Return Bond Fund Return After Taxes on Distributions and Sale of Fund Shares - Retail Class		2.71%	1.30%	1.01%
Bloomberg Barclays US Aggregate Bond Index (Reflects No Deduction for Fees, Expenses or Taxes)		2.65%	2.23%	2.93%

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 6/2011
Dale W. Smith, Portfolio Manager since 8/2005
Robert G. Techentin, Portfolio Manager since 8/2006
Jason Headings, Portfolio Manager since 9/2011
Amisha Kaus, Portfolio Manager since 11/2015
Clinton Brewer, Portfolio Manager since 6/2008

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

PRIME MONEY MARKET FUND

Investment Objective

The investment objective of the Fund is to provide current income while maintaining a stable share price of $1.00.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
Distribution/Service (12b-1) Fees	0.01%
Other Expenses	0.35%
Acquired Fund Fees and Expenses[1]	0.04%
Total Annual Fund Operating Expenses	0.73%

[1]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Principal Investment Strategies

The Fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, obligations issued by corporations and financial institutions, and money market mutual funds that invest in such securities.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, including those related to liquidity, quality, maturity, and diversification. Consistent with these requirements, the Fund:

•	Seeks to maintain a net asset value of $1.00 per share.

•	Only acquires securities the Fund’s investment adviser determines present minimal credit risks and that are “Eligible Securities” under applicable regulation.

•	Only acquires securities with remaining maturities of 397 calendar days or less as determined under Rule 2a-7.

•	Maintains a dollar-weighted average portfolio maturity of 60 calendar days or less.

•	Will not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. Government securities or as permitted under Rule 2a-7.

•	Will not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.

•	Maintains a maximum dollar-weighted average life maturity of 120 calendar days or less.

•
Will not acquire any security other than a “daily liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition, the Fund would have invested less than 10% of its total assets in “daily liquid assets.”

•
Will not acquire any security other than a “weekly liquid asset” (as defined in Rule 2a-7) if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in “weekly liquid assets.”

The Fund will limit its purchases to U.S. Government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high-grade corporate obligations, funding agreements, repurchase agreements, and money market mutual funds that invest in such securities. The Fund generally will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by non-government securities such as fixed income securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality. The term of a fixed income security used as collateral may be longer than permissible for the Fund to invest directly.

The Fund intends to qualify as a “Retail Money Market Fund,” as defined by Rule 2a-7 under the Investment Company Act of 1940. Retail Money Market Funds may be beneficially owned only by natural persons, as determined in the “How to Buy Shares” section of this Prospectus.

Other than as set forth in the SAI, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk. Investments in fixed income securities involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Such default could result in losses to the Fund.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Fixed Income Risk. The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments generally declines. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Investment Company Risk. To the extent the Fund invests in money market mutual funds (“the underlying funds”), you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Performance

The following bar chart and table illustrate how the Fund’s performance has varied from year to year. The bar chart shows variability of the Fund’s annual total returns over time. The table shows the Fund’s average annual total returns for annual time periods ended December 31. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available by visiting www.meederfunds.com.

Annual Total Returns as of 12/31/16

Prime Money Market Fund

Year	Annual Total Return
2007	4.95%
2008	2.65%
2009	0.64%
2010	0.20%
2011	0.11%
2012	0.10%
2013	0.08%
2014	0.06%
2015	0.07%
2016	0.29%

Best Quarter: 3rd Qtr. 2007 1.24%	Worst Quarter: 1st Qtr. 2015 0.01%

Average Annual Total Returns as of 12/31/16

	Inception Date	One Year	Five Years	Ten Years	Since Inception
Prime Money Market Fund	3/27/85	0.29%	0.12%	0.90%	3.71%
The Lipper Average General Purpose Money Market Fund		0.13%	0.04%	0.75%	3.46%

The Fund’s average annual total returns are compared to the Lipper Average General Purpose Money Market Fund which are groupings of retail and institutional money market funds that take into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees.

Yield as of 12/31/16

	7-Day Simple Yield	7-Day Compound Yield
Prime Money Market Fund	0.42%	0.42%

Updated performance information is available by visiting www.meederfunds.com.

Portfolio Management

Investment Adviser
Meeder Asset Management, Inc.

Investment Team
Robert S. Meeder, Jr., Portfolio Manager since 6/2011
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
Jason Headings, Portfolio Manager since 9/2011
Robert G. Techentin, Portfolio Manager since 8/2006
Amisha Kaus, Portfolio Manager since 11/2015

For additional information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to Important Information Regarding Fund Shares on page 67 of this Prospectus.

IMPORTANT INFORMATION REGARDING FUND SHARES

Buying and Selling Fund Shares

The minimum and subsequent investment requirements for the Funds are as follows:
Minimum Investment Requirement	Retail Class Shares	Adviser Class Shares	Institutional Class Shares
Initial Investment	$2,500	$2,500	$1,000,000
Initial Investment - IRA Account	$500	$500	$1,000,000
Subsequent Investment	$100	$100	$100

To Place Orders, Write to:
Meeder Funds
P.O. Box 7177
Dublin, OH 43017
 1-800-325-3539

Transaction Policies

In general, you can buy or sell shares of the Funds on any business day through your broker or financial intermediary, through ADS, the Funds’ affiliated principal underwriter, or directly from the Meeder Funds by mail or telephone. You can generally pay for shares by check, wire or electronic funds transfer (ACH). When selling shares, you will receive a check, unless you request a wire or ACH. You also may buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Meeder Funds and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial professional’s web site for more information.

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT STRATEGIES

Prime Money Market Fund

The Fund seeks to achieve its objective by investing in high-quality money market instruments which mature in 397 days or less. Money market instruments include securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, repurchase agreements, certificates of deposit, banker’s acceptances, commercial paper and other money market funds. To be considered high-quality, a security generally must be an “Eligible Security” under applicable regulation.

The Fund may change its average portfolio maturity or the quality of holdings to protect its net asset value when it is perceived that changes in the liquidity may adversely affect the money markets. The Fund intends to qualify as a “Retail Money Market Fund,” as defined by Rule 2a-7 under the Investment Company Act of 1940. Retail Money Market Funds may be beneficially owned only by natural persons, as determined in the “How to Buy Shares” section of this Prospectus.

Total Return Bond Fund

The Fund may invest in debt securities of any maturity and has a targeted weighted average maturity of between three and eight years. The Fund may invest in securities of any quality but will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities or unrated securities considered by the Fund’s investment team to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s investment team to be of comparable quality.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s Prospectus or SAI. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable and floating rate instruments, and may use other investment techniques.

The Fund may invest up to 25% of the Fund’s assets in foreign debt securities, subject to the maximum investment of no more than 35% of the Fund’s assets in below investment grade securities.

The Fund may also invest in underlying funds that invest primarily in fixed income securities, including funds holding foreign securities. The Adviser will vary the proportion of each type of underlying fund based on the mix of such underlying funds that may, in the Adviser’s view, be most likely to achieve the Fund’s investment objectives.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Balanced Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks (collectively “stocks”), mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Fund’s Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A minimum of 30% and a maximum of 70% of the Fund will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. Current income typically is of secondary importance. The Fund will also have a minimum of 30% and a maximum of 70% of its assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Fund’s Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. Subject to the 70% limit on fixed income security holdings, there is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Muirfield Fund

Utilizing a series of quantitative models, the Fund seeks to achieve its investment objective of long-term growth or appreciation through asset allocation and the Adviser’s tactical selection of common and preferred stocks (collectively “stocks”) and underlying funds that invest primarily in common stock. The Fund may also invest in underlying funds holding foreign securities. The Fund invests in stocks, as well as underlying funds that invest primarily in common stock, all of which generally seek long-term growth or appreciation. Current income typically is of secondary importance. The Fund may also invest in ETFs and closed-end funds.

For defensive purposes, the Fund may invest without limit in fixed income securities – that is, the Adviser may invest up to 100% of the Fund’s assets in a wide range of fixed income securities. These instruments consist of commercial paper; certificates of deposit; banker’s acceptances and other bank obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high-grade corporate obligations, higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds,” money market funds and repurchase agreements.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Spectrum Fund

The Fund seeks to achieve its investment objective through asset allocation and by establishing long and short positions in the global securities markets. Guided by quantitative models of the Adviser, the Fund invests in common and preferred stocks, as well as underlying funds that invest primarily in common stock, all of which generally seek long-term growth or appreciation. The Fund may also invest in underlying funds holding foreign securities. Current income typically is of secondary importance. The Fund will also invest in ETFs and closed-end funds.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Conservative Allocation Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks (collectively “stocks”), mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Fund’s Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A minimum of 0% and a maximum of 30% of the Fund will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. The Fund will also have a minimum of 70% and a maximum of 100% of its assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Fund’s Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. There is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Dynamic Allocation Fund

The Fund invests primarily in common and preferred stocks (collectively “stocks”), as well as underlying funds that invest primarily in common stock, which seek capital growth or appreciation, without regard to current income. The Fund may also invest in underlying funds holding foreign equity securities. The Fund also invests in fixed income securities of any maturity and of any credit rating. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts. The Fund may also invest in underlying funds holding foreign fixed income securities. The Fund may also invest up to 95% of its assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts. When selecting underlying securities for investment, the Adviser, guided by their quantitative models, will vary the proportion of each type of underlying security based on the mix of such underlying securities that may, in their view, be most likely to achieve the Fund’s investment objectives.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Aggressive Allocation Fund

The Fund invests primarily in common stocks of small- and mid-cap companies. The Fund may also invest in preferred stocks, equity investment companies, which include domestic and foreign mutual funds, as well as in exchange traded funds, closed-end funds, and unit investment trusts. The Fund may also invest in large-cap companies, as well as select value or growth-oriented investments (including specific sectors) without limitation to market capitalization range or geographic region. The Fund also invests in fixed income securities of any maturity and of any credit rating. In addition, the Fund may invest in index funds and index-based investments, such as Standard & Poor’s Depositary Receipts. The Fund may also invest up to 95% of its assets directly in, or in underlying funds investing in, futures contracts and options on futures contracts. The Fund may also invest in underlying funds holding foreign fixed income securities.

The Funds may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Global Allocation Fund

Primarily relying on the Adviser’s quantitative models, the Fund invests between 10% and 90% of the Fund’s assets in common and preferred stocks, as well as underlying funds that invest primarily in common stock, all of which seek capital growth or appreciation, without regard to current income. The Fund may also invest in underlying funds holding foreign securities. The Fund also invests between 10% and 90% of the Fund’s assets in fixed income securities of any maturity and of any credit rating. The Fund may also invest up to 60% of the Fund’s assets in alternative investments. The investments in this asset class may give the Fund exposure to: market neutral strategies, long/short strategies, real estate (including real estate investment trusts (REITS)), currencies, and commodities.

Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States (Non-U.S. Countries) unless the adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in non-U.S. Countries provided that the Fund will not invest less than 30% of its total assets in non-U.S. Countries under normal circumstances except for temporary defensive purposes.

For defensive purposes, the Fund may invest up to 90% of the Fund’s assets in fixed income securities. These instruments consist of commercial paper; certificates of deposit; banker’s acceptances and other bank obligations; obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, high-grade corporate obligations, higher risk, below-investment grade debt securities, commonly referred to as “high yield securities” or “junk bonds,” money market funds and repurchase agreements.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Moderate Allocation Fund

The Fund will seek to achieve its investment objective through asset allocation and our tactical selection of common and preferred stocks, mutual funds, and ETFs. The Fund may also invest in underlying funds holding foreign securities. The Fund’s Adviser is guided by quantitative models in addressing asset allocation decisions by making shifts in the mix of stocks, bonds and cash equivalents in the Fund. A minimum of 0% and a maximum of 50% of the Fund will be invested in stocks, mutual funds, and ETFs that invest primarily in common stock that seek long-term growth or appreciation. The Fund will also have a minimum of 50% and a maximum of 100% of its assets invested in fixed income securities, and/or underlying funds that invest in fixed income securities.

The Fund may invest in securities of any quality, and for the fixed income portion of the portfolio may invest without limit in below investment grade securities or unrated securities considered by the Fund’s Adviser to be of comparable quality, sometimes referred to as “high yield” or “junk” bonds. An investment will be considered to be below investment grade if it is rated Ba1 by Moody’s Investors Service, Inc. and BB+ by Standard & Poor’s Ratings Group, or lower or, if unrated, is considered by the Fund’s Adviser to be of comparable quality.

The Fund may invest in foreign debt securities. There is no limit on the amount of the Fund’s assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Quantex Fund

Through the use of the Fund’s quantitative investment strategy, stocks are screened for inclusion or removal from the Fund’s portfolio. On an annual basis, the Fund’s portfolio is adjusted, based in part on the Adviser’s determination of the market capitalization range for the year (“Annual Cap Range”). Stocks in the Fund’s portfolio whose value has risen above or fallen below the Annual Cap Range are sold, while new stocks that fall into the Fund’s Annual Cap Range are eligible to be purchased. Based on the Fund’s quantitative investment strategy and other market factors, the Adviser then determines which stocks within the Fund’s Annual Cap Range should be included in the Fund’s portfolio. During the course of the year, the Adviser may adjust the Fund’s portfolio, based on the application of these quantitative and market factors.

The Fund may invest available cash balances in the Meeder Funds Institutional Prime Money Market Fund.

Temporary Defensive Position

For temporary defensive purposes, under adverse market conditions, each Fund other than the Prime Money Market Fund, may hold all or a substantial portion of its assets in high quality money market instruments, repurchase agreements collateralized by such securities, money market funds or other cash equivalents. Those Funds may also invest a substantial portion of their assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective.

Diversification

All of the Funds are diversified, which means each Fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Prime Money Market Fund), invest more than 5% of its assets in the securities of a single issuer (subject to certain exceptions for the Prime Money Market Fund).

INVESTMENT RISKS

A Fund’s risk profile is largely defined by the Fund’s principal securities and investment practices. The main risks associated with investing in the Funds are described in the Fund Summaries at the front of this Prospectus. The information below provides more detailed explanations of some of these risks as well as additional potential risks of the Funds.

Closed-end Fund Risk. Shares of closed-end funds are typically offered to the public in a one-time initial public offering. Thereafter, the value of shares of a closed-end fund are set by the transactions on the secondary market and may be higher or lower than the value of the portfolio securities that make up the closed-end investment company. The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that a Fund purchases will ever decrease. Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the Funds to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Closed-end investment companies may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Closed-end funds in which the Funds invest may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed-end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed-end fund be required to redeem APS in the event of a failed auction. As a result, a Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

Commodities Risk. Indirectly investing in the commodities markets may subject a Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as international economic, political and regulatory developments such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk. Investments in bonds and other fixed income securities involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Such default could result in losses to the Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. A Fund may invest in an underlying fund that invests in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. Below investment grade corporate debt obligations are considered speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment. Derivatives also are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns.

Exchange Traded Fund and Index Fund Risk. Exchange traded funds and index funds will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices. The prices of ETFs and index funds are derived from and based upon the securities held by each fund. Accordingly, the level of risk involved in the purchase or sale of an ETF or index fund is similar to the risk involved in the purchase or sale of traditional common stock. Index funds are also subject to trading halts due to market conditions.

Fixed Income Risk. The Funds may invest in fixed income securities and underlying investments that hold fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments generally declines. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities.

Foreign Investment Risk. Investments in foreign countries present additional components of risk; including economic, political, legal and regulatory differences compared to domestic investments. Foreign currency fluctuations may also affect the value of foreign investments. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund’s performance to fluctuate more than if it held only U.S. securities.

General Risks. All mutual funds carry a certain amount of risk. The Funds are subject to management risk because they are actively managed funds. The Funds may not achieve their objective if the Adviser’s expectations regarding particular securities or markets are not met. The investment objective of each Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in a Fund having an investment objective different from the objective that the shareholders considered appropriate at the time of investment in the Fund. As with all mutual fund investments, you may lose money on your investment in the Funds.

Government Securities Risk. Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.  However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Growth Stock Risk. Certain Funds may invest in growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically and the Funds’ relative performance may suffer.

High Yield Risk. The Fund may purchase fixed income securities rated below the investment grade category (non-investment grade bond, speculative grade, or junk bond). Securities in this rating category are considered speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of investment grade securities. Therefore, fixed income securities in this category may have greater price fluctuations and have a higher risk of default than investment grade securities.

Inflation Risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Funds.

Interest Rate Risk. Fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments will generally decline. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities is likely to respond to changes in interest rates to a greater degree than the market value of fixed income securities with shorter maturities.

Investment Company Risk. Because a Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Management Risk. The Adviser’s quantitative models and judgments about the attractiveness, value and potential appreciation of a particular asset class or asset classes or an individual security in which the Funds invest may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

Market Capitalization Risk. The Funds may hold mid- and small-capitalization investments, which presents additional risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Investments in these capitalization ranges may be more sensitive to events and conditions that affect the stock market. Among the reasons for the greater price volatility are the less-than-certain growth prospects of small- and medium-capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Further, smaller companies may lack depth of management, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established.

Money Market Fund Risk. All investments carry a certain amount of risk and the Prime Money Market Fund cannot guarantee that it will achieve its investment objective. You could lose money by investing in the Prime Money Market Fund. Although the Prime Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Prime Money Market Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Prime Money Market Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Prime Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Prime Money Market Fund’s sponsor has no legal obligation to provide financial support to the Prime Money Market Fund, and you should not expect that the sponsor will provide financial support to the Prime Money Market Fund at any time.

Option Strategies Risk. A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund may write covered options or uncovered options. A call option written by the Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if the Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security. When investing in uncovered options, the Fund will be required to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy the Fund’s obligations under the options contracts. The potential risk of loss is unlimited with investments in options.

Portfolio Turnover Risk. A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

Real Estate Risk. A Fund may invest in real estate investment trusts (“REITs”) or in underlying funds that invest in real estate, including REITs. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Sector/Concentration Risk. Based on the Adviser’s quantitative models and evaluation of other factors, the Funds may invest in specific sectors of the stock market such as the utilities sector, real estate sector or technology sector. Investing in specific market sectors presents additional components of risk. The performance of sector specific investments is largely dependent on the industry’s performance which may be different than the overall stock market. As a result, if a Fund is heavily concentrated in a specific sector, then that particular sector could significantly impact the return of the Fund.

Small Cap Company Risks. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large-capitalization companies.

Stock Market Risk. Investments in the stock market are a principal risk of most of the Funds. Funds that investment in equities will fluctuate in value due to changes in general economic and political conditions that may affect the stock market. Daily stock prices can move unpredictably up and down and may be subject to higher risk than other investments such as fixed income securities.

Structured Instrument Risk. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).

Value Stock Risk. The Funds may invest in value stocks, which attempt to buy stocks that are undervalued relative to their earnings compared to other stocks. Undervalued stocks have a risk of never attaining their potential value. This may cause the Funds’ relative performance to suffer.

The chart below shows the risks discussed above and in the Fund Summaries with each Fund.

Investment Risk	Global Allocation Fund	Aggressive Allocation Fund	Moderate Allocation Fund	Dynamic Allocation Fund	Quantex Fund
General	✓	✓	✓	✓	✓
Stock Market	✓	✓	✓	✓	✓
Market Capitalization	✓	✓	✓	✓	✓
Sector/Concentration	✓	✓		✓	✓
Leverage
Foreign Investment	✓	✓	✓	✓
ETF and Index Fund	✓	✓	✓	✓	✓
Closed-end Fund	✓	✓		✓
Derivatives	✓	✓	✓	✓	✓
Fixed Income	✓	✓	✓	✓	✓
Government Securities	✓	✓	✓	✓	✓
Credit	✓	✓	✓	✓	✓
Investment Company	✓	✓	✓	✓
Liquidity	✓	✓	✓	✓	✓
Commodities	✓	✓	✓	✓
Real Estate	✓	✓	✓	✓	✓
Growth Stock	✓	✓	✓	✓	✓
Inflation	✓	✓	✓	✓	✓
Management	✓	✓	✓	✓	✓
Portfolio Turnover	✓	✓	✓	✓	✓
Small Cap Company	✓	✓	✓	✓	✓
Value Stock	✓	✓	✓	✓	✓
Structured Instrument			✓
High Yield	✓	✓	✓	✓
Option Strategies	✓	✓	✓	✓	✓
Interest Rate	✓	✓	✓	✓
Cybersecurity	✓	✓	✓	✓	✓
Momentum Style	✓	✓	✓	✓
Model and Data	✓	✓	✓	✓	✓
Value Style	✓	✓	✓	✓

Investment Risk	Balanced Fund	Muirfield Fund	Spectrum Fund	Conservative Allocation Fund	Total Return Bond Fund	Prime Money Market Fund
General	✓	✓	✓	✓	✓	✓
Stock Market	✓	✓	✓	✓
Market Capitalization	✓	✓	✓	✓
Sector/Concentration	✓
Leverage			✓
Foreign Investment	✓	✓	✓	✓	✓
ETF and Index Fund	✓	✓	✓	✓	✓
Closed-end Fund		✓	✓
Derivatives	✓	✓	✓	✓	✓
Fixed Income	✓	✓	✓	✓	✓	✓
Government Securities	✓	✓	✓	✓	✓	✓
Credit	✓	✓	✓	✓	✓	✓
Investment Company	✓	✓	✓	✓	✓	✓
Liquidity	✓	✓	✓	✓	✓	✓
Commodities	✓	✓	✓	✓
Real Estate	✓	✓	✓	✓
Growth Stock	✓	✓	✓	✓	✓
High Yield	✓	✓	✓	✓	✓
Inflation	✓	✓	✓	✓	✓	✓
Management	✓	✓	✓	✓	✓	✓
Portfolio Turnover	✓	✓	✓	✓	✓	✓
Small Cap Company	✓	✓	✓	✓
Value Stock	✓	✓	✓	✓
Structured Instrument	✓			✓	✓
Option Strategies	✓	✓	✓	✓	✓
Interest Rate	✓	✓	✓	✓	✓	✓
Cybersecurity	✓	✓	✓	✓	✓	✓
Momentum Style	✓	✓	✓	✓
Model and Data	✓	✓	✓	✓	✓
Value Style	✓	✓	✓	✓

PORTFOLIO HOLDINGS

The complete portfolio holdings of the Meeder Funds as of the end of each calendar quarter ordinarily are posted on www.meederfunds.com by the fifth day after the end of such quarter, or the first business day thereafter. The Prime Money Market Fund discloses its complete schedule of holdings as of the last business day or subsequent day of each calendar month. Ordinarily this schedule is posted on www.meederfunds.com by the fifth business day of the following calendar month. A description of the Meeder Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUNDS

WHO MANAGES THE FUNDS?

Investment Adviser. Meeder Asset Management, Inc. serves as investment adviser to the Funds. The Adviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, financial intermediaries, and other institutions since 1974. As of December 31, 2016, the Adviser and its affiliates managed, advised, and administered approximately $11.5 billion in assets. The Adviser has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory contract between the Adviser and the Meeder Funds, the Adviser manages both the investment operations of the Funds and the composition of their portfolios, including the purchase, retention, disposition and loan of securities. This investment advisory contract is subject to the supervision of the Funds’ Board and is executed in conformity with the stated objective and policies of the Funds. Under the contract, the Adviser is obligated to keep certain books and records of the Funds. The Adviser also administers the corporate affairs of the Funds, furnishes office facilities and provides ordinary clerical and bookkeeping services that are not being furnished by Huntington National Bank, the Funds’ custodian, or Mutual Funds Service Co., the Funds’ transfer and disbursing agent, fund accounting agent, and administrator. Mutual Funds Service Co. is an affiliate of the Adviser.

Management Fees. During the calendar year ended December 31, 2016, the Funds paid the Adviser management fees as follows:

	Contractural Management Fee as Percentage of Average Daily Net Assets	Management Fees (Waived), (Reimbursed) and/or Recouped by Adviser as Percentage of Average Daily Net Assets	Net Management Fee Paid to Adviser as Percentage of Average Daily Net assets
Fund
Global Allocation Fund	0.75%	(0.13%)	0.62%
Aggressive Allocation Fund	0.75%	(0.03%)	0.72%
Moderate Allocation Fund	0.75%	(0.18%)	0.57%
Dynamic Allocation Fund	0.75%	(0.14%)	0.61%
Quantex Fund	1.00%	(0.25%)	0.75%
Balanced Fund	0.71%	0.01%	0.72%
Muirfield Fund	0.67%	0.01%	0.68%
Spectrum Fund	0.75%	0.00%	0.75%
Conservative Allocation Fund	1.00%	(0.07%)	0.93%
Total Return Bond Fund	0.29%	0.00%	0.29%
Prime Money Market Fund	0.33%	(0.37%)	(0.04%)

A discussion regarding the basis for the Funds’ Board approval of the investment advisory contract for the Funds is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2016. For more information about management fees, see “Investment Adviser” in the SAI.

Voluntary/Contractual Fee Waivers, Reimbursements and Other Expense Reductions

For fiscal year 2016, the Adviser agreed to reduce its fees and/or reimburse expenses, either voluntarily or by contract, for each of the Funds, to the extent necessary to limit the total operating expenses of each Fund, excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses. A more detailed description of the extent of waivers and/or reimbursements for each Fund is provided in the Funds’ SAI. In addition, certain Funds recaptured a portion of their brokerage commissions and certain Funds received income from securities lending arrangements.

PORTFOLIO MANAGERS

A team of individuals employed by the Adviser is jointly and primarily responsible for the day-to-day management of the Prime Money Market Fund, Total Return Bond Fund, Balanced Fund, Muirfield Fund, Spectrum Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Global Allocation Fund, Aggressive Allocation Fund, Moderate Allocation Fund, and Quantex Fund. The investment management team consists of the following individuals:

Robert S. Meeder, Jr. Mr. Meeder brings over 33 years of investment industry experience to the Adviser. Mr. Meeder has been President of Adviser since 1991 and has been a member of the team managing the Funds since August 1988. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Adviser.

Dale W. Smith, CFA. Mr. Smith is the Co-Chief Investment Officer and has been associated with the Adviser since March 2005. Mr. Smith brings 35 years of financial services experience to the Adviser, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999. Mr. Smith has been a member of the team managing the Funds since March 2005.

Clinton Brewer, CFA, CMT. Mr. Brewer is the Co-Chief Investment Officer and has been associated with the Adviser since June 2008. Mr. Brewer brings over 13 years of investment industry experience to the Adviser, with previous positions as a market research analyst with FTN Midwest Research Securities Corp. from 2004 to 2006, a research associate at McDonald Investments from 2006 to 2007 and as a research associate with FTN Midwest Securities Corp. from 2007 to 2008. Mr. Brewer has been a member of the team managing the Funds since June 2008.

Jason Headings, CMT. Mr. Headings is Director of Fixed Income and has been associated with the Adviser since February 2006. Mr. Headings brings 13 years of financial service experience to the Adviser, with previous experience as a financial adviser with Primerica from 2004 to 2006. Mr. Headings has been a member of the team managing the Funds since September 2011.

Robert G. Techentin. Mr. Techentin is a Portfolio Manager and has been associated with the Adviser since August 2006. Mr. Techentin brings 24 years of investment industry experience to the Adviser, with his previous positions as Portfolio Manager at H&R Block from 1993 to 2001, Financial Representative at Northwestern Mutual Life Insurance Company from 2002 to 2005 and as a Financial Consultant at Charles Schwab & Co. from 2005 to 2006. Mr. Techentin has been a member of the team managing the Funds since August 2006.

David Turner, CFA. Mr. Turner is an Assistant Portfolio Manager and has been associated with the Adviser since April 2016. Mr. Turner brings over five years of investment industry experience to the Adviser, with previous experience as a research analyst at Harbor Capital Advisors and a quality assurance coordinator at The University of Chicago Center for Research in Security Prices. Mr. Turner has been a member of the team managing the Funds since January 2017.

Amisha Kaus. Ms. Kaus is a Portfolio Manager and has been associated with the Adviser since November, 2015. Ms. Kaus brings 10 years of investment industry experience to the Adviser, with previous experience as an investment analyst with Allegheny Financial Group from 2007 to 2015. Ms. Kaus has been a member of the team managing the Funds since November 2015.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

INVESTING WITH THE MEEDER FUNDS

When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (NAV) next determined after the order is received.

Calculating a Fund’s NAV. A Fund’s NAV for each class of shares is calculated, on a per class basis, by adding the total value of the Fund’s investments and other assets, subtracting the liabilities and then dividing that figure by the number of outstanding shares of the Fund as follows:

NAV =	(Total Assets – Liabilities) Number of Shares Outstanding

The NAV for each Fund, except the Prime Money Market Fund, is calculated after the close of trading (normally 4:00 p.m., Eastern time (“ET”)) on each day the New York Stock Exchange is open for business. On occasion, the NYSE will close before 4:00 p.m. ET. When this occurs, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV for the Prime Money Market Fund is determined each business day that the Federal Reserve System is open and is calculated at 12:00 noon, ET. Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, the share price of the Prime Money Market Fund is not calculated on days that the Federal Reserve System is closed. The NAV of the Funds may change every day.

Valuing the Fund’s Assets. The assets of each Fund, except the Prime Money Market Fund, are generally valued on the basis of market quotations. The Prime Money Market Fund seeks to maintain a stable NAV per share of $1.00 and uses the amortized cost method to value its assets. This method provides more stability in valuations, but may also result in periods during which the stated value of a security is different than the price the Prime Money Market Fund would receive if it sold the investment. Short-term money market instruments held by other Funds also are valued using the amortized cost method.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the time as of which the Funds’ NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Meeder Funds’ Board. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. In addition, securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Prospectuses for the underlying mutual funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

Each Fund, other than the Prime Money Market Fund, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. The Prime Money Market Fund offers Retail Class shares only. Each class of shares of a Fund represents an interest in the same portfolio of investments within the Fund. Shares and share classes are offered continuously and sold without an upfront load or sales charge. The share classes differ with respect to the distribution fees, service fees, and other expenses allocated to each class as set forth in the Annual Fund Operating Expenses Table and the Distribution and Shareholder Services Fee section. Eligibility to purchase Adviser and Institutional Class Shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or its agents as detailed below.

Retail Class Shares. Retail Class shares of each Fund other than the Prime Money Market Fund are available for purchase by the general public and through financial intermediaries, such as brokerage firms, financial advisers, investment advisers, financial planners, banks, insurance companies, and retirement or employee benefit plan administrators that have entered into agreements with the Funds or their agents. Retail Class shares of the Prime Money Market Fund are available for purchase, and may only be retained by, natural persons. The Prime Money Market Fund has implemented policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, and investments in the Fund are limited to accounts beneficially owned by natural persons. Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). The Prime Money Market Fund may involuntarily redeem any shareholder who does not qualify as a natural person.

Adviser Class Shares. Adviser Class Shares are offered exclusively through financial intermediaries, such as brokerage firms, financial advisers, investment advisers, financial planners, banks, insurance companies and retirement or employee benefit plan administrators that have entered into agreements with the Funds or their agents. Financial intermediaries may impose eligibility requirements for customers interested in investing in the Funds, including investment minimum requirements, and may charge their customers transaction, investment advisory, or other fees. Adviser Class Shares do not bear 12b-1 Shareholder Distribution Fees, but are subject to a Shareholder Services Fee.

Institutional Class Shares. Institutional Class Shares are available for purchase by institutional investors and individuals who meet the minimum initial investment amount. Institutional Class Shares do not bear 12b-1 Shareholder Distribution Fees, but may be subject to a Shareholder Services Fee. The minimum investment requirement may also be waived for the following shareholders:

•	Employee benefit plans, retirement plans and non-qualified deferred compensation plans that have entered into agreements with the Funds or their agents.

•
Financial intermediaries that purchase shares through omnibus accounts and have entered into agreements with the Funds or their agents to undertake certain shareholder services within the terms of the applicable Shareholder Services Plan.

•	Separately managed accounts and portfolios managed by the Funds’ investment adviser or its affiliates.

•	Investment advisory clients of the Funds’ investment adviser or its affiliates.

•	Individuals and their immediate family members who are employees, directors or officers of the Adviser or its affiliates, or who serve upon or are affiliated with the Board of Trustees.

Investment Minimums. Minimum and subsequent investment amounts for each of the Funds are as follows:

	Initial Investment	Initial Investment IRA Account	Subsequent Investments
Retail Class	$2,500	$500	$100
Adviser Class	$2,500	$500	$100
Institutional Class	$1,000,000	$1,000,000	$100

Fund minimums may also be waived under other circumstances set forth in the SAI.

Important Information About Opening an Account. To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents. For investors other than individuals, when you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification, and may be requested to provide information on persons with authority or control over the account such as their name, address, date of birth, and social security number. Documents such as articles of incorporation, trust documents or partnership agreements may be requested by Meeder Funds. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. If we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries. You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. For the Prime Money Market Fund, financial intermediaries may only submit purchase orders for the Fund if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. Such policies and procedures may include provisions for the financial intermediary to promptly report to the Prime Money Market Fund or the transfer agent the identification of any shareholder of the Fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder’s shares of the Fund upon request by the Fund or the transfer agent, in such manner as it may reasonably request.

Before investing in the Funds through a financial intermediary, you should carefully read any materials provided by the intermediary together with this Prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on a Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary serving as an agent for the Funds receives the order in proper form before 4:00 p.m. Eastern Time (12:00 Noon Eastern Time for the Prime Money Market Fund). These orders will be priced based on a Fund’s NAV next calculated after such order is received by the financial intermediary. It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Funds in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Orders submitted through a financial intermediary that does not serve as an agent for the Fund are priced at the Fund’s NAV next calculated after the Fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates, which may result in a conflict of interest for the intermediary.

Fund Direct Purchases. You also may invest directly with the Funds. Carefully read and complete the New Account Application. You can obtain a copy of the New Account Application by calling the Meeder Funds at (800) 325-3539 or 614-760-2159 on days the Funds are open for business or by visiting www.meederfunds.com.

Initial Purchases for New Accounts. The Meeder Funds must receive a completed New Account Application in good order before it can process an initial investment. You may pay for your initial investment in the following ways:

By Check:

•	Make your check payable to the Fund in which you are investing. A check must accompany the New Account Application, unless you are paying by bank wire.

•
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Funds do not accept third party checks, cash, travelers checks or money orders, credit card checks, and checks drawn on non-U.S. financial institutions for purchases.

•	Mail the New Account Application and check to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

OR

•	For overnight or UPS/FedEx delivery:

Meeder Funds
6125 Memorial Drive
Dublin, Ohio 43017

•
All investments by check will be subject to a 10 business day hold and redemptions may be rejected prior to the 10 business day hold period (or release of the hold). For more information on check deposits, see “When Purchases are Effective.”

By Bank Wire or Electronic Funds Transfer:

•
A completed application must be received and processed by the Meeder Funds before your wire transaction is processed. The Meeder Funds will not permit a purchase of Fund shares until the New Account Application is received in good order.

•
If the order is for a new account, or to open an account in a different Fund, you must telephone Client Services at (800) 325-3539, or (614) 760-2159 prior to making your initial investment. Advise Client Services of the amount you intend to invest and obtain an account number and transmittal instructions. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

•
Any delays that may occur in transmitting money, including delays that may occur in processing by the banks, will delay your investment and are not the responsibility of the Meeder Funds or the transfer agent.

•	The Funds do not charge a fee for the receipt of wired federal funds or electronic funds transfer, but reserve the right to charge shareholders for these services upon 30 days written notice.

•	Your bank may impose a charge for sending a wire or electronic funds transfer.

•	The Funds reserve the right to charge $15 for outgoing wires.

When making your initial investment in a Fund, you may choose to participate in the Automatic Account Builder Program. For more information about Automatic Account Builder, see Other Client Services – Automatic Account Builder Program.

Subsequent Investments. Once an account has been opened, you may purchase additional shares at any time by mail or telephone. If paying for your subsequent investment by wire, please follow the instructions listed above. When making additional investments by mail, send your check made payable to the Fund you are investing in at:

Meeder Funds
L-2569
Columbus, OH 43260-2569

Please Note: All subsequent investments by check are subject to a 10 business day hold on the check and redemptions may be rejected prior to the 10 business day hold (or hold being released).

After your account is opened, you also may make subsequent investments by ACH from a bank or other financial institution which is a member of ACH.

•	To purchase shares of a Fund by ACH, call the Meeder Funds at (800) 325-3539, or (614) 760-2159 for instructions.

•	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

•
Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the transfer agent. Investments or redemptions via ACH may take up to three business days to settle.

•	The Funds do not charge a fee for the receipt of ACH funds.

•	Your bank may impose an ACH charge.

Each additional purchase request must contain the name on the account and the correct account number and Fund name to permit proper crediting to the account. If a check, wire transaction or ACH is received and there is no Fund identified and you own only one Fund, the investment will be credited to that Fund. If you own multiple Funds and no Fund is identified, you must confirm the Fund to be credited prior to the transaction being processed or the investment will be returned within 48 hours. Any subsequent investment received not in good order may result in a delay in processing the transaction. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund or authorized financial intermediaries.

When Purchases are Effective. The trade date for any purchase request received in good order will depend on the day and time Meeder Funds receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your order to purchase shares is priced at the next NAV calculated after your order is received in good order by the Fund; the Fund’s transfer agent, Mutual Funds Service Co.; or a financial intermediary. Only purchase orders received by the Fund or a financial intermediary in good order before 4:00 p.m. Eastern Time will be effective at that day’s NAV.

For purchases by check, if the purchase request is received by Meeder Funds on a business day before the Fund closes regular trading on the NYSE (generally 4:00 p.m. Noon Eastern Time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, the trade date for the purchase will be the second business day after Meeder Funds receives the purchase request.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.

Generally, investments received by mail must be in “good order”, which means that the application is complete and accompanied by payment. However, payment for purchases made by telephone will receive the NAV next calculated after receipt provided “federal funds” are received by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) within three business days after the purchase order is placed for the Quantex Fund™, Muirfield, Spectrum, Conservative Allocation, Aggressive Allocation, Balanced, Global Allocation, Moderate Allocation and Dynamic Allocation Funds. Shares of the Total Return Bond Fund are purchased at net asset value per share next determined after receipt of both a purchase order and payment.

Trade requests in the Prime Money Market Fund received by the Fund or a financial intermediary prior to 12:00 Noon ET will begin earning dividends on the day received, provided the Fund receives federal funds by the close of the Federal Reserve wire transfer system that day. Purchase orders received after 12:00 Noon ET, or for which wire payment is not received the same day, are effective the following day. Investments in the Prime Money Market Fund made by check generally are credited to shareholder accounts, and begin to earn dividends on the next business day following receipt.

In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by a Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.

Other Purchase Information. The Funds may limit the amount of purchases or refuse to sell shares to any person and for any reason. The Funds do not accept cash. Checks must be made payable to the Meeder Funds in U.S. dollars and drawn on a U.S. bank. If a shareholder’s check or wire is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you a fee of $31.00 for each check or wire that is dishonored, in addition to any losses or fees incurred by the Fund or the Fund’s transfer agent. We reserve the right to change this fee at any time. The Funds have the right to stop offering shares or offer shares only on a limited basis, for a period of time or permanently for sale at any time. If shares are purchased with federal funds, they may be redeemed at any time thereafter as explained below.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or cancelled and the monies may be withheld.

Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in a Fund on any day that the Funds are open for business, subject to certain restrictions described below. You may request a redemption by mail, telephone or fax. IRA accounts are not redeemable by telephone; an IRA distribution form must be completed and sent to the Meeder Funds. Contact your financial intermediary or call (800) 325-3539, or (614) 760-2159 to request an IRA distribution form. You may also download a form on our website at www.meederfunds.com.

By Mail: You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Funds.

•	The redemption requests sent to the Funds must be initiated by an authorized trader on the account and contain the following information:

•	the Fund name;

•	your account number;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature(s) of all registered account owners (refer to account application for signature requirements); and

•	the Federal tax withholding election (for retirement accounts).

•	The redemption request should be sent to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

•	In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

•
Amounts withdrawn will be mailed to your address of record at the Meeder Funds, sent electronically via ACH, or wired to your bank of record. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

•	Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

By Telephone: You may redeem shares by telephone by calling (800) 325-3539, or (614) 760-2159.

•	If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application.

•
Proceeds from telephone transactions will be mailed only to the names(s) and address of record and will only be executed if telephone redemptions are authorized on the account. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

•
For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will employ reasonable measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such telephone instructions.

•	The Fund may terminate the telephone procedures at any time.

•
During periods of extreme market activity it is possible that you may encounter some difficulty in reaching us by telephone. If you are unable to reach us by telephone, you may request a redemption by mail or leave a message and a client services representative will return your call promptly. Please do not leave trade instructions on voicemail as these requests will not be honored.

When making your initial investment in a Fund, you may choose to participate in the Systematic Withdrawal Program. This program allows you to automatically sell your shares and receive regular distributions from your account. For more information about the Systematic Withdrawal Program, see Other Client Services – Systematic Withdrawal Program.

Medallion Signature Guarantee. Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Your redemption request must be made in writing and include a Medallion Signature Guarantee if any of the following situations apply:

•	Your account registration or account address has changed within the last 30 days;

•	The check is being mailed to a different address than the one on your account (address of record);

•	The check is being made payable to someone other than the account owner;

•	The redemption proceeds are being transferred to a Fund account with a different registration;

•	The redemption proceeds are being wired to, or you provide ACH transfer instructions for, a bank account other than a bank account of record;

•	Any redemption request from a deceased shareholder’s account.

You will be notified within two business days of any rejection.

When Redemptions Are Effective. Redemption requests received by a Fund or an authorized financial intermediary before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day. Redemption requests received by a Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed redemption request.

The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary or fund may charge a transaction fee to redeem shares.

When Redemptions Are Made. You may receive redemption proceeds by check, ACH, or direct deposit into your bank account. In the event that ACH is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. Amounts withdrawn by mail normally are sent by U.S. mail within one business day after the request is received, and are mailed no later than seven days after receipt of the redemption request. Amounts withdrawn by telephone normally are mailed or wired on the next bank business day following the date of the redemption request. You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature must be Medallion Signature guaranteed. Proceeds from the redemption of shares of the Money Market Fund normally will be wired the same day, if a request for a wire redemption is received prior to 12:00 Noon ET on any business day.

ACH Requests. You may request funds to be sent via ACH. Meeder Funds does not charge for this service. The Fund may hold proceeds for shares purchased by ACH up to three days and for shares purchased by check may be as long as ten business days until the purchase amount has been collected. In addition, if shares are purchased by check and there has been a recent address change on the account, the Fund’s transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to ten business days. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

As a special service, you may arrange to have amounts in excess of $3,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the wired proceeds. The Fund reserves the right to charge $15 a wire at any time. The shareholder may also be charged a similar fee from the receiving bank.

Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or other fiduciaries.

If you hold shares in a Meeder Funds mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment.

The Funds expect that it generally will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above.  The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities.  These redemption payment methods will be used in regular and stressed market conditions.

Prime Money Market Fund - Liquidity Fees and Redemption Gates

For the Prime Money Market Fund, if, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend the right of redemption temporarily (redemption gates). In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions, effective as of the beginning of the next business day, unless the Board, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), determines that not doing so is in the best interests of the Fund. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries that a gate would be imposed. Additionally, the Board generally expects that a liquidity fee would be implemented, if at all, after the Fund has notified financial intermediaries and shareholders that a liquidity fee will be imposed (generally, applied to all redemption requests processed at the first NAV calculation on the next business day following the announcement that the Fund will impose a liquidity fee), although the Board, in its discretion, may elect otherwise.

The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website at www.meederfunds.com. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event the Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.

Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

Redemption requests that are verifiably submitted prior to imposition of a fee or gate to the financial intermediary or the Fund, as applicable, in the Fund’s sole determination, will be honored free of the fee or gate.

Liquidity fees and redemption gates will generally be used to assist the Fund to help preserve its market–based NAV per share. The liquidity fee may help the Fund to moderate redemption requests by allocating liquidity costs to those shareholders who impose such costs on the Fund through their redemptions. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of the Fund.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future Internal Revenue Service (IRS) guidance. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Financial intermediaries are required to promptly take the steps requested by the Fund or their designees to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate. If a liquidity fee is imposed, these steps are expected to include the submission of separate, rather than combined, purchase and redemption orders from the time of the effectiveness of the liquidity fee or redemption gate and the submission of such order information to the Fund or its designee prior to the next calculation of the Fund’s NAV. Unless otherwise agreed to between the Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. With regard to such orders, a redemption request that the Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).

Where, pursuant to authorization from the Fund, a financial intermediary accepts trade orders on the Fund’s behalf, upon the Fund’s reasonable request, the financial intermediary is expected to promptly provide the Fund or the shareholder servicing agent with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which NAV calculation applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. Where a financial intermediary serves as the Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the financial intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the financial intermediary.

Emergency Circumstances. Meeder Funds can suspend or postpone payment of redemption proceeds up to seven calendar days. Meeder Funds may postpone or suspend payment of redemption proceeds after the seven calendar days when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, such as emergency circumstances, as determined by the Securities and Exchange Commission. In the unlikely event that (a) the Prime Money Market Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or (b) the Prime Money Market Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Prime Money Market Fund’s Board of Trustees or (c) the Prime Money Market Fund’s Board of Trustees, including a majority of the Independent Trustees, determines that such a deviation is likely to occur, and the Board of Trustees, including a majority of Independent Trustees, irrevocably has approved the liquidation of the Prime Money Market Fund, the Prime Money Market Fund’s Board of Trustees has the authority to suspend redemptions of Prime Money Market Fund shares.

Check-Writing Redemption Procedure (Prime Money Market Fund Only): The Prime Money Market Fund will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two to three weeks following the date of the initial account investment. These checks may be used to draw against your Prime Money Market Fund account. Checks may be written in any amount greater than $100. To use this privilege, you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment. The Fund reserves the right to charge for Prime Money Market Fund checkbook orders.

A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Fund for additional information at (800) 325-3539 or (614) 760-2159.

Checkbooks for new Prime Money Market Fund account applications will not be ordered until the account application is in good order.

Checks are considered drafts. You may not be able to use them to get cash immediately from a bank and may not be able to use them to set up electronic banking or bill paying services. Do not make a check payable to cash.

When a check is presented to the bank for payment, the bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Fund’s transfer agent will return checks drawn on those shares, or any portion thereof, until the check(s) used to purchase the shares has cleared (subject to the ten business day hold). If you anticipate check redemptions soon after you purchase shares, you are advised to wire payment to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $31. We reserve the right to change this fee at any time. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close your account by writing a check. If the signature on the check does not match the signature card completed prior to receiving a book of checks, the check will be rejected. The Prime Money Market Fund, the transfer agent, and the bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the bank’s rules and regulations governing checking accounts.

You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. Because the bank charges the Fund for this service, your account will be charged a $31 fee for any stop payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks. We reserve to the right to change this fee at any time. The stop payment shall be effective for six months. The stop payment may be renewed for an additional six months if requested in writing.

A check-writing redemption request which is verifiably submitted to the Fund or the Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.

Accounts With Low Balances. The Funds incur certain fixed costs in maintaining shareholder accounts. Therefore, if your account value is less than $2,500 (or $400 for an IRA account), the account will be subject to an annual low balance fee of $25.00. You will receive notification 60 days prior to the date the fee is deducted. If the year-to-date average daily balance is above the relevant minimum, no charge will be assessed to the account. The low balance fee also will not be charged for: (a) Automatic Account Builder Program participants, (b) group retirement accounts that are making continuing purchases, or (c) certain accounts held by broker-dealers through the National Securities Clearing Corporation.

The Funds also reserve the right to redeem your shares and close your account if redemption activity brings the value of your account below $2,500 (or $400 for an IRA account) or you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period.

Redemptions Initiated by the Funds. The Funds reserve the right to redeem your shares if the Fund determines that you do not meet the eligibility requirements described in this Prospectus to maintain your account(s) with the Fund, whether as a result of changes in applicable law or otherwise. In addition, the Prime Money Market Fund reserves the right to redeem shares in any account that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. The Fund will provide advance written notice of its intent to make any such involuntary redemptions.

Neither the Funds nor the Adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Incidental Costs. The only costs associated with the Fund are described in the Fund Expenses section and certain incidental fees associated with specific services on accounts. These fees include an annual maintenance fee of $10 assessed by the custodian for IRA and Coverdell ESA accounts and a $20 fee per account will be assessed to close out an IRA or Coverdell ESA balance at the time of redemption. We reserve the right to change any of the above fees after notice to you.

Meeder Funds may charge a fee for certain services, such as providing historical account documents and copies of checks.

Additional Information About Redemptions. Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, each Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Funds reserve the right to request a Medallion Signature Guarantee request in writing for share redemptions valued $250,000 or more. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event a Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.

Identity and Fraud Protection. On every shareholder request received, the transfer agent will employ reasonable measures to verify the identity of the initiator, such as requesting verification of account name, account number, SSN and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such instructions.

Please take precautions to protect yourself from fraud. It is important to keep your account information private, and immediately review any account statements or other information that are provided to you from Meeder Funds. Please contact Meeder Funds immediately about any transactions or changes to your account that you believe are unauthorized.

EXCHANGE PRIVILEGE

You may exchange shares of a Fund for shares of the same share class of any other Fund within the Meeder Funds that is available for sale in your state at their respective NAVs. Exchanges are subject to applicable minimum initial and subsequent investment requirements, as well as shareholder eligibility requirements. Before exchanging into a Fund read its Prospectus. There may be additional requirements if:

•	You wish to register a new account in a different name;

•	You wish to add telephone redemption or exchange privileges to an account; or

•
You wish to have check-writing redemption privileges in a Prime Money Market Fund account (A new account application is not required but will need a Medallion Signature Guarantee request by all registered account owners).

 Please call Meeder Funds Client Services at (800) 325-3539 for more information.

Exchange requests may be directed to the Fund by mail, fax or telephone.

By Mail or Fax:

•	Mail your exchange request to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

•	The exchange request must be signed exactly as your name appears on the Fund's account records.

•	Requests must be signed by all registered account owners and include account specific information like account number and tax identification.

 Any requests received via mail or fax may be verified by telephone with registered owners. For faxed requests, please fax to 614-766-6669.

By Telephone:

•	You may make exchanges by telephone only if you selected the telephone redemption feature on your New Account Application

•	Exchange requests may be made by telephone by calling 1-800-325-3539, or (614) 760-2159.

•	Exchanges must be made within the same account number.

•	To transfer shares from one account to another account, the registration of accounts must be identical or be subject to Medallion Signature Guarantee rules.

Exchange requests in good order received by a Fund or an authorized financial intermediary before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET.) will be effective that day. The price you will receive will be the NAV next determined after the Fund receives your exchange request. Requests to exchange shares of the Prime Money Market Fund for shares of another Fund must be received prior to 12:00 Noon ET and will be effective the same day as receipt. Exchange requests received by the Fund or an authorized financial intermediary after the times listed above are processed at the NAV determined on the following business day.

The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

An exchange may be delayed briefly if redemption proceeds are not immediately available for purchase of the newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each Fund may reject any exchange request and limit your use of the exchange privilege.

OTHER CLIENT SERVICES

Automatic Account Builder

When making your initial investment in a Fund, you may choose to participate in the Funds’ Automatic Account Builder Program by completing the appropriate section of the New Account Application. Under the program, monthly or bi-monthly the Funds’ transfer agent will electronically debit your checking or savings account at the financial institution identified on the account application for the amount of your purchase. Your bank must be a member of ACH. There is no charge by the Meeder Funds for this service. Your financial institution, however, may charge for debiting your account. It may take one to three business days to receive funds. You can change the amount or discontinue your participation in the program by phone or by written notice to the Fund at least seven business days prior to the next automatic investment date.

Direct Deposit

Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling (800) 325-3539 or (614) 760-2159. There is no charge for this service, although the financial institution debiting your account may charge a fee for this service.

Systematic Withdrawal Program

This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be selected by completing the appropriate section of the New Account Application. If withdrawals exceed income dividends, the invested principal may be depleted. If the systematic withdrawal amount exceeds the account balance, the withdrawal will be processed for the remaining account balance and the account will be closed. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Sub-accounting for Institutional Investors

A Fund’s optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

SHORT-TERM TRADING POLICY

Each Fund (except for the Prime Money Market Fund) discourages short-term or excessive trading and will seek to restrict or reject such trading or take other action as the Adviser or the transfer agent determines to be appropriate, in accordance with policies adopted by the Funds’ Board. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash equivalents, and the dollar amount and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund’s portfolio, increase a Fund’s transaction costs, administrative costs and taxes, and/or impact Fund performance. Short-term traders seeking to take advantage of possible delays between the change in the value of a Fund’s portfolio holdings and the reflection of the change in the Fund’s NAV, sometimes referred to as “arbitrage market timing,” may, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuous basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy. If the Funds believe, in their sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Funds may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund. The Funds’ response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor's trading history in the Funds. Although this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. While the Funds cannot guarantee the prevention of all excessive trading and market timing, by making these judgments the Funds believe they are acting in a manner that is in the best interests of shareholders. The Funds’ excessive trading policies generally do not apply to systematic purchases and redemptions.

As an investor, you are subject to this policy whether you are a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan, that maintains an omnibus account with the Funds for trading on behalf of its customers. The Funds have entered into information sharing agreements with such financial intermediaries under which the financial intermediaries are obligated to: (a) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (b) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (c) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Funds’ Board. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this Prospectus to fully understand the market timing policies applicable to you.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Plan. The Board of Trustees of the Funds has adopted, on behalf of the Retail Class Shares of the Fund, a shareholder distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”). The Distribution Plan allows the Fund to use part of its assets to pay for the sale and distribution of those Shares, including advertising, marketing and other promotional activities as well as shareholder servicing. For these services, the Fund has authorized its agents or distributors to pay a distribution fee (the “Distribution Fee”) at the rates set forth below to financial intermediaries or other parties who have entered into selling or shareholder distribution agreements with the Funds, its agents, or Distributor. The Funds may also pay a portion of the Distribution Fee to the Distributor for costs incurred in connection with the distribution, sale, or promotion of the Retail Share Class. Under the Distribution Plan, the Funds may pay a Distribution Fee up to the following annualized rate for each of the following Retail share classes:

Share Class	Percentage of Average Daily Net Assets
Global Allocation Fund	0.25%
Aggressive Allocation Fund	0.25%
Moderate Allocation Fund	0.25%
Dynamic Allocation Fund	0.25%
Quantex Fund	0.20%
Balanced Fund	0.25%
Muirfield Fund	0.20%
Spectrum Fund	0.25%
Conservative Allocation Fund	0.25%
Total Return Bond Fund	0.25%
Prime Money Market Fund	0.20%

Because the Distribution Fees are paid out of the Funds’ assets on an on-going basis, the fees under the Distribution Plan will, over time, increase the cost of investing in the Fund and cost investors more than other types of sales charges.

Shareholder Services Plan. The Board of Trustees of the Funds has also adopted, on behalf of Funds, a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, the various share classes of the Funds (except the Prime Money Market Fund) bear a service fee (the “Shareholder Services Fee”) at the rates set forth below on an annualized basis. The Shareholder Services Fee is paid in exchange for support services provided to shareholders including, but not limited to, responding to customer inquiries, processing payments, providing statements, and maintaining shareholder accounts and records. The Shareholder Services Fee may be paid by the Funds’ agent or Distributor to financial intermediaries that have entered into shareholder services or similar agreements with the Funds or its agents. Payments under the Shareholder Services Plan are an operating expense of the Funds. The Shareholder Services Fee varies according to the agreement and services provided and are committed to the discretion of the Funds’ agent or Distributor up to the following amounts of the Funds’ daily net assets attributable to each class of shares on an annualized basis:

Share Class	Shareholder Services Fee
Retail Class	0.20%
Adviser Class	0.25%
Institutional Class	0.10%

Additional Compensation. On occasion, the Distributor, the Adviser or its affiliates may make payments out of their own resources, without reimbursement from the Fund, to financial intermediaries and other persons as incentives to market the Funds, to cooperate with the Adviser’s promotional efforts, to support distribution of shares of the fund or provide services to Fund shareholders. These payments are often referred to as “additional cash compensation” and are in addition to the Distribution Fees and the Shareholder Services Fees. These payments include fixed charges for establishing access to a Fund’s shares on particular trading systems as well as basis point payments on gross or net sales for the range of services that may otherwise be covered by the Distribution Plan or the Shareholder Services Plan.

Payments to Financial Intermediaries. If you purchase shares of the Fund through a financial intermediary, the broker, representative or financial intermediary through whom you made the purchase may have received a portion of the Distribution Fee or Additional Compensation described above. These payments may create a conflict of interest by influencing the broker, representative or financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIVIDENDS AND DISTRIBUTIONS

Investment Income and Capital Gains. Each Fund may earn dividends and interest (i.e., investment income) on its investments. In addition, when a Fund sells a security for a price that is higher than it paid, it records a gain. When a Fund sells a security for a price that is lower than it paid, it records a loss. If a Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund’s gains and losses are netted together to produce net capital gains or net capital losses. As a shareholder, you will receive your share of a Fund's investment income and net capital gains.

Distributions. Each Fund’s net investment income and short-term capital gains are paid to you as ordinary dividends. Each Fund’s long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund’s “distributions.” The Total Return Bond Fund and Prime Money Market Fund distribute substantially all of their net investment income as dividends to shareholders on a monthly basis. The Muirfield Fund, Spectrum Fund, Conservative Allocation Fund, Moderate Allocation Fund, Quantex Fund, Aggressive Allocation Fund, Dynamic Allocation Fund, Balanced Fund, and Global Allocation Fund distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. All Funds distribute capital gains, if any, annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Dividend Reinvestment. Most investors have their dividends reinvested in additional shares of the same Fund or another owned fund meeting the fund minimum requirements. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested in additional shares of the same Fund at the applicable NAV on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your check may be invested in additional shares of the same Fund at the NAV next calculated on the day of the investment. Dividend distributions of less than $10 are automatically reinvested in the Fund and cannot be paid in cash. The $10 dividend distribution threshold applies to all account types including IRAs. You may elect to have distributions $10 and over on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. Foreign governments may impose taxes on the income and gains from a Fund’s investments in foreign securities. These taxes will reduce the amount of the Fund’s distributions to you.

Taxation of Distributions. Distributions from the Funds (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Muirfield Fund, Spectrum Fund, Quantex Fund, Aggressive Allocation Fund, Dynamic Allocation Fund, Balanced Fund, and Global Allocation Fund generally are expected to consist primarily of net capital gains. Distributions by the Conservative Allocation Fund, Moderate Allocation Fund, Total Return Bond Fund, and Prime Money Market Fund are expected to consist primarily of ordinary income; however, the nature of a Fund’s distributions could vary in any given year.

At the end of the calendar year, you will receive an Internal Revenue Service Form 1099 setting forth the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 20%. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 20%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

A Fund may incur net capital losses, which can be carried forward to subsequent tax years. These loss carry forwards may be applied against subsequent capital gains within the Funds, thus reducing or eliminating capital gains distributions to shareholders of those Funds. Information regarding capital loss carry forwards, if any, including the amount available and the expiration date, can be found in the Meeder Funds Annual Report.

U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes. Ordinary dividends and capital gain distributions that you receive from a Fund and gains arising from redemptions or exchanges of your Fund’s shares will generally be subject to state and local income tax. The holding of a Fund’s shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Funds.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to the plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. In general, these plans or accounts are governed by complex tax rules. In addition, special rules apply to payouts from Roth IRAs. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend. If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce a Fund's NAV per share. Therefore, if you buy shares after a Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares. Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 20%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding. By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid. You should be aware that a Fund may be fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the applicable Fund may make a corresponding charge against the account.

SHAREHOLDER REPORTS AND OTHER INFORMATION

Statements, Reports and Prospectuses. The Funds or your financial intermediary will send you quarterly account statements and other Fund materials and reports. If you have an account directly with the Meeder Funds, you may elect to receive electronic copies of account statements, Prospectuses, shareholder reports and other Fund information. To select this option, visit www.meederfunds.com and enroll in the Meeder Funds electronic delivery program. After enrolling and activating your account, you will receive e-mail notifications when Fund documents are available to be viewed and downloaded. You also may view your accounts online, as well as obtain account transactions and balance information at www.meederfunds.com.

In addition, the Funds or your financial intermediary will send you an immediate transaction confirmation statement after every non-systematic transaction, except transactions for the Prime Money Market Fund. The Funds or your financial intermediary will send you a monthly confirmation statement for all transactions for the Prime Money Market Fund unless the only transactions are dividends. Your confirmation statement will be mailed or available within five business days following month/quarter end.

Householding. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each Prospectus, annual and semi-annual report and annual notice of the Funds’ privacy policy to shareholders having the same last name and address. The consolidation of these mailings, called “householding”, benefits the Funds by reducing mailing expense. If you want to receive multiple copies of these materials, you may write to Mutual Funds Service Co. at 6125 Memorial Drive, Dublin, OH 43017 or call 1-800-325-3539. Individual copies of Prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Funds Service Co. receives your request to stop householding.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended December 31st, and the six months ended June 30, 2017 (or, if shorter, the period of the Funds’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the five years ended December 31st have been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The financial highlights for the six months ended June 30, 2017 are unaudited and are included in the semi-annual report, which is available upon request.

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2017 (unaudited) and Each Fiscal Period Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (1)(2)(3)(4)
2017	$6.79	0.02	0.55	0.57	(0.01)	0.00	0.00	(0.01)
2016	$6.47	0.05	0.32	0.37	(0.05)	0.00	0.00	(0.05)
2015	$7.03	0.02	(0.41)	(0.39)	(0.02)	(0.15)	0.00	(0.17)
2014	$6.95	0.01	0.81	0.82	(0.18)	(0.56)	0.00	(0.74)
2013	$5.81	0.01	1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
Muirfield Fund - Adviser Class (1)(2)(3)(4)
2017	$6.80	0.02	0.57	0.59	(0.01)	0.00	0.00	(0.01)
2016 (6)	$6.51	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)
Muirfield Fund - Institutional Class (1)(2)(3)(4)
2017	$6.80	0.04	0.54	0.58	(0.01)	0.00	0.00	(0.01)
2016 (6)	$6.51	0.02	0.29	0.31	(0.02)	0.00	0.00	(0.02)
Dynamic Growth Fund - Retail Class (1)(2)(3)(4)
2017	$9.72	0.04	0.81	0.85	(0.03)	0.00	0.00	(0.03)
2016	$9.36	0.10	0.40	0.50	(0.09)	(0.05)	0.00	(0.14)
2015	$10.02	0.05	(0.40)	(0.35)	(0.05)	(0.26)	0.00	(0.31)
2014	$10.35	0.04	1.25	1.29	(0.30)	(1.32)	0.00	(1.62)
2013	$8.80	0.02	2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
Dynamic Growth Fund - Adviser Class (1)(2)(3)(4)
2017	$9.73	0.10	0.75	0.85	(0.03)	0.00	0.00	(0.03)
2016 (6)	$9.34	0.02	0.44	0.46	(0.02)	(0.05)	0.00	(0.07)
Dynamic Growth Fund - Institutional Class (1)(2)(3)(4)
2017	$9.72	0.08	0.78	0.86	(0.04)	0.00	0.00	(0.04)
2016 (6)	$9.34	0.02	0.43	0.45	(0.02)	(0.05)	0.00	(0.07)
Aggressive Growth Fund - Retail Class (1)(2)(3)(4)
2017	$10.34	0.04	0.29	0.33	(0.01)	0.00	0.00	(0.01)
2016	$9.64	0.07	0.72	0.79	(0.09)	0.00	0.00	(0.09)
2015	$10.47	0.03	(0.48)	(0.45)	(0.03)	(0.35)	0.00	(0.38)
2014	$10.91	0.00	1.43	1.43	(0.08)	(1.79)	0.00	(1.87)
2013	$8.44	(0.00)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
Aggressive Growth Fund - Adviser Class (1)(2)(3)(4)
2017	$10.35	0.12	0.23	0.35	(0.02)	0.00	0.00	(0.02)
2016 (6)	$9.53	0.01	0.82	0.83	(0.01)	0.00	0.00	(0.01)
Aggressive Growth Fund - Institutional Class (1)(2)(3)(4)
2017	$10.35	0.07	0.28	0.35	(0.02)	0.00	0.00	(0.02)
2016 (6)	$9.53	0.01	0.82	0.83	(0.01)	0.00	0.00	(0.01)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
*	Actual amounts were less than one-half of a cent per share.

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$7.35	8.40%	$298,527	0.51%	1.25%	1.31%	1.31%	132%
$6.79	5.72%	$390,817	0.73%	1.05%	1.36%	1.35%	414%
$6.47	(5.50%)	$390,945	0.33%	1.03%	1.35%	1.37%	277%
$7.03	12.12%	$297,861	0.22%	1.22%	1.44%	1.44%	238%
$6.95	30.46%	$161,823	0.14%	1.22%	1.42%	1.54%	260%
$5.81	12.38%	$114,171	(0.12%)	1.39%	1.42%	1.58%	154%

$7.38	8.68%	$28,155	0.58%	1.16%	1.17%	1.17%	132%
$6.80	4.68%	$154	1.32%	0.73%	0.99%	0.99%	414%

$7.37	8.53%	$60,197	0.94%	0.91%	0.97%	0.97%	132%
$6.80	2.00%	$845	1.33%	0.72%	0.98%	0.98%	414%

$10.54	8.70%	$62,700	0.66%	1.42%	1.52%	1.56%	141%
$9.72	5.37%	$118,293	1.04%	1.05%	1.42%	1.56%	369%
$9.36	(3.46%)	$116,559	0.47%	1.19%	1.48%	1.54%	245%
$10.02	12.80%	$141,638	0.40%	1.22%	1.45%	1.54%	230%
$10.35	31.61%	$102,926	0.20%	1.22%	1.39%	1.58%	276%
$8.80	14.58%	$91,977	(0.04%)	1.39%	1.42%	1.57%	154%

$10.55	8.74%	$8,931	1.89%	1.21%	1.23%	1.27%	141%
$9.73	4.89%	$48	1.33%	0.81%	1.12%	1.12%	369%

$10.54	8.85%	$47,687	1.40%	0.95%	1.06%	1.10%	141%
$9.72	4.80%	$592	1.33%	0.80%	1.11%	1.11%	369%

$10.66	3.19%	$20,962	0.44%	1.51%	1.72%	1.72%	138%
$10.34	8.26%	$45,718	0.77%	1.16%	1.60%	1.63%	361%
$9.64	(4.35%)	$78,211	0.24%	1.18%	1.56%	1.58%	283%
$10.47	13.49%	$84,847	0.00%	1.33%	1.59%	1.60%	239%
$10.91	30.40%	$64,608	(0.03%)	1.35%	1.57%	1.65%	272%
$8.44	14.05%	$38,939	(0.44%)	1.59%	1.62%	1.74%	167%

$10.68	3.38%	$1,237	2.09%	1.48%	1.54%	1.54%	138%
$10.35	8.75%	$19	0.85%	0.91%	1.24%	1.24%	361%

$10.68	3.38%	$18,673	1.20%	1.08%	1.32%	1.32%	138%
$10.35	8.73%	$345	0.83%	0.93%	1.25%	1.25%	361%

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
6	Commenced operations on October 31, 2016.

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2017 (unaudited) and Each Fiscal Period Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Balanced Fund - Retail Class (1)(2)(3)(4)
2017	$10.74	0.05	0.66	0.71	(0.04)	0.00	0.00	(0.04)
2016	$10.36	0.11	0.39	0.50	(0.12)	0.00	0.00	(0.12)
2015	$10.98	0.09	(0.58)	(0.49)	(0.08)	(0.05)	0.00	(0.13)
2014	$11.10	0.10	0.84	0.94	(0.27)	(0.79)	0.00	(1.06)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
Balanced Fund - Adviser Class (1)(2)(3)(4)
2017	$10.74	0.02	0.72	0.74	(0.02)	0.00	0.00	(0.02)
2016 (6)	$10.49	0.04	0.25	0.29	(0.04)	0.00	0.00	(0.04)
Balanced Fund - Institutional Class (1)(2)(3)(4)
2017	$10.75	0.08	0.65	0.73	(0.04)	0.00	0.00	(0.04)
2016 (6)	$10.49	0.04	0.26	0.30	(0.04)	0.00	0.00	(0.04)
Global Opportunities Fund - Retail Class (1)(2)(3)(4)
2017	$9.56	0.02	0.89	0.91	(0.01)	0.00	0.00	(0.01)
2016	$9.34	0.09	0.24	0.33	(0.11)	0.00	0.00	(0.11)
2015	$10.38	0.04	(0.79)	(0.75)	(0.04)	(0.25)	0.00	(0.29)
2014	$11.36	0.06	0.58	0.64	(0.16)	(1.46)	0.00	(1.62)
2013	$10.07	0.04	2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
2012	$8.90	0.00	1.17	1.17	0.00	0.00	0.00	0.00
Global Opportunities Fund - Adviser Class (1)(2)(3)(4)
2017	$9.57	0.25	0.68	0.93	(0.02)	0.00	0.00	(0.02)
2016 (6)	$9.41	0.06	0.16	0.22	(0.06)	0.00	0.00	(0.06)
Global Opportunities Fund - Institutional Class (1)(2)(3)(4)
2017	$9.58	0.06	0.87	0.93	(0.02)	0.00	0.00	(0.02)
2016 (6)	$9.41	0.06	0.16	0.22	(0.05)	0.00	0.00	(0.05)
Spectrum Fund - Retail Class (1)(2)(3)(4)
2017	$10.28	0.00	0.73	0.73	0.00	0.00	0.00	0.00
2016	$9.73	0.02	0.66	0.68	(0.02)	(0.11)	0.00	(0.13)
2015 (7)	$10.00	(0.04)	(0.08)	(0.12)	0.00	(0.13)	(0.02)	(0.15)
Spectrum Fund - Adviser Class (1)(2)(3)(4)
2017	$10.29	0.01	0.73	0.74	0.00	0.00	0.00	0.00
2016 (6)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)
Spectrum Fund - Institutional Class (1)(2)(3)(4)
2017	$10.29	0.03	0.71	0.74	0.00	0.00	0.00	0.00
2016 (6)	$9.97	0.02	0.43	0.45	(0.02)	(0.11)	0.00	(0.13)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$11.41	6.57%	$160,975	0.76%	1.41%	1.49%	1.49%	112%
$10.74	4.84%	$229,738	1.02%	1.22%	1.46%	1.46%	322%
$10.36	(4.47%)	$288,803	0.81%	1.22%	1.47%	1.48%	246%
$10.98	8.61%	$175,534	0.94%	1.33%	1.50%	1.54%	180%
$11.10	19.79%	$105,642	0.85%	1.33%	1.47%	1.57%	217%
$10.06	10.42%	$86,628	0.76%	1.49%	1.51%	1.58%	168%

$11.46	6.90%	$10,169	0.41%	1.23%	1.26%	1.26%	112%
$10.74	2.77%	$89	2.42%	0.85%	1.06%	1.06%	322%

$11.44	6.80%	$42,221	1.31%	0.97%	1.06%	1.06%	112%
$10.75	2.83%	$219	2.42%	0.85%	1.07%	1.07%	322%

$10.46	9.47%	$36,926	0.34%	1.45%	1.58%	1.58%	79%
$9.56	3.54%	$75,657	1.00%	1.16%	1.41%	1.54%	169%
$9.34	(7.21%)	$106,422	0.42%	1.19%	1.42%	1.50%	170%
$10.38	5.87%	$109,845	0.54%	1.23%	1.37%	1.51%	143%
$11.36	23.82%	$91,769	0.36%	1.23%	1.40%	1.58%	231%
$10.07	13.15%	$79,446	(0.05%)	1.39%	1.42%	1.58%	86%

$10.48	9.72%	$950	4.74%	1.33%	1.36%	1.36%	79%
$9.57	2.34%	$30	3.79%	1.01%	1.17%	1.17%	169%

$10.49	9.71%	$37,380	1.20%	1.04%	1.19%	1.19%	79%
$9.58	2.34%	$330	3.76%	1.02%	1.18%	1.18%	169%

$11.01	7.10%	$89,055	0.03%	1.90%	2.16%	2.16%	57%
$10.28	6.97%	$124,009	0.16%	1.49%	1.99%	1.99%	235%
$9.73	(1.21%)	$125,597	(0.36%)	1.49%	2.12%	2.19%	161%

$11.03	7.19%	$11,188	0.13%	2.10%	2.11%	2.11%	57%
$10.29	4.49%	$48	1.07%	1.38%	1.88%	1.88%	235%

$11.03	7.19%	$25,802	0.57%	1.50%	1.73%	1.73%	57%
$10.29	4.52%	$461	1.07%	1.38%	1.87%	1.87%	235%

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
6	Commenced operations on October 31, 2016.
7	Commenced operations on January 1, 2015.

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2017 (unaudited) and Each Fiscal Period Ended December 31,
		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Quantex Fund - Retail Class (1)(2)(3)(4)
2017	$33.36	0.04		1.00	1.04	0.00	0.00	0.00	0.00
2016	$27.84	0.14		6.02	6.16	(0.16)	(0.48)	0.00	(0.64)
2015	$35.20	0.17		(2.78)	(2.61)	(0.17)	(4.58)	0.00	(4.75)
2014	$35.04	0.13		3.11	3.24	(0.40)	(2.68)	0.00	(3.08)
2013	$25.46	0.09		10.45	10.54	(0.08)	(0.88)	0.00	(0.96)
2012	$21.84	0.07		3.63	3.70	(0.08)	0.00	0.00	(0.08)
Quantex Fund - Adviser Class (1)(2)(3)(4)
2017	$33.37	0.08		1.02	1.10	(0.03)	0.00	0.00	(0.03)
2016 (6)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Quantex - Institutional Class (1)(2)(3)(4)
2017	$33.37	0.11		1.00	1.11	(0.05)	0.00	0.00	(0.05)
2016 (6)	$30.67	0.04		3.18	3.22	(0.04)	(0.48)	0.00	(0.52)
Infrastructure Fund - Retail Class (1)(2)(3)(4)
2017	$21.32	0.22		0.48	0.70	0.00	0.00	0.00	0.00
2016	$18.17	0.11		3.48	3.59	0.00	(0.20)	(0.24)	(0.44)
2015	$30.45	0.17		(5.40)	(5.23)	(0.25)	(6.80)	0.00	(7.05)
2014	$30.98	0.19		2.64	2.83	(0.83)	(2.53)	0.00	(3.36)
2013	$24.17	0.17		6.81	6.98	(0.17)	0.00	0.00	(0.17)
2012	$24.06	0.15		0.21	0.36	(0.15)	(0.10)	0.00	(0.25)
Infrastructure Fund - Adviser Class (1)(2)(3)(4)
2017	$21.34	0.12	*	0.62	0.74	0.00	0.00	0.00	0.00
2016 (6)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Infrastructure - Institutional Class (1)(2)(3)(4)
2017	$21.34	0.31	*	0.44	0.75	0.00	0.00	0.00	0.00
2016 (6)	$21.02	0.00	*	0.55	0.55	0.00	(0.20)	(0.03)	(0.23)
Dividend Opportunities Fund - Retail Class (1)(2)(3)(4)
2017	$10.46	0.05		0.45	0.50	(0.03)	0.00	0.00	(0.03)
2016	$9.50	0.16		0.97	1.13	(0.17)	0.00	0.00	(0.17)
2015 (7)	$10.00	0.18		(0.59)	(0.41)	(0.09)	0.00	0.00	(0.09)
Dividend Opportunities Fund - Adviser Class (1)(2)(3)(4)
2017	$10.46	0.06		0.45	0.51	(0.04)	0.00	0.00	(0.04)
2016 (6)	$9.87	0.03		0.59	0.62	(0.03)	0.00	0.00	(0.03)
Dividend Opportunities Fund - Institutional Class (1)(2)(3)(4)
2017	$10.47	0.08		0.43	0.51	(0.04)	0.00	0.00	(0.04)
2016 (6)	$9.87	0.03		0.59	0.62	(0.02)	0.00	0.00	(0.02)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
*	Actual amounts were less than one-half of a cent per share.

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$34.40	3.12%	$64,828	0.15%	1.32%	1.48%	1.73%	50%
$33.36	22.14%	$85,235	0.47%	1.18%	1.52%	1.77%	91%
$27.84	(7.68%)	$58,883	0.46%	1.09%	1.26%	1.75%	87%
$35.20	9.48%	$61,834	0.36%	1.44%	1.52%	1.78%	29%
$35.04	41.54%	$44,476	0.27%	1.52%	1.58%	1.94%	25%
$25.46	16.93%	$23,306	0.29%	1.60%	1.61%	2.06%	31%

$34.44	3.30%	$1,870	0.48%	1.23%	1.33%	1.58%	50%
$33.37	10.48%	$31	0.75%	1.10%	1.15%	1.40%	91%

$34.43	3.33%	$23,837	0.64%	1.08%	1.18%	1.43%	50%
$33.37	10.48%	$951	0.75%	1.09%	1.15%	1.40%	91%

$22.02	3.28%	$15,178	2.05%	1.97%	1.97%	2.39%	2%
$21.32	19.87%	$20,450	0.55%	2.15%	2.17%	2.55%	44%
$18.17	(16.92%)	$20,034	0.56%	1.98%	1.98%	2.01%	54%
$30.45	9.42%	$46,746	0.63%	1.88%	1.88%	1.89%	34%
$30.98	28.96%	$37,988	0.62%	1.87%	1.87%	1.99%	19%
$24.17	1.52%	$30,452	0.63%	1.89%	1.89%	2.02%	29%

$22.08	3.47%	$600	1.09%	1.90%	1.90%	2.15%	2%
$21.34	2.64%	$7	0.11%	1.87%	1.93%	2.18%	44%

$22.09	3.51%	$3,161	2.88%	1.64%	1.65%	1.94%	2%
$21.34	2.62%	$305	0.08%	1.90%	1.96%	2.21%	44%

$10.93	4.74%	$32,317	0.71%	1.50%	1.67%	1.70%	146%
$10.46	12.06%	$56,744	1.62%	1.26%	1.61%	1.80%	250%
$9.50	(4.15%)	$42,099	1.80%	1.26%	1.66%	1.85%	70%

$10.93	4.90%	$3,110	1.05%	1.46%	1.48%	1.48%	146%
$10.46	6.32%	$22	1.92%	0.97%	1.21%	1.21%	250%

$10.94	4.91%	$19,692	1.35%	1.06%	1.26%	1.30%	146%
$10.47	6.31%	$229	1.92%	1.00%	1.24%	1.24%	250%

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
6	Commenced operations on October 31, 2016.
7	Commenced operations on June 30, 2015.

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2017 (unaudited) and Each Fiscal Period Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Total Return Bond Fund - Retail Class (1)(2)(3)(4)
2017	$9.28	0.11	0.14	0.25	(0.13)	0.00	0.00	(0.13)
2016	$9.14	0.27	0.14	0.41	(0.27)	0.00	0.00	(0.27)
2015	$9.63	0.27	(0.51)	(0.24)	(0.25)	0.00	0.00	(0.25)
2014	$9.77	0.33	(0.15)	0.18	(0.32)	0.00	0.00	(0.32)
2013	$10.15	0.38	(0.38)	(0.00)	(0.38)	0.00	0.00	(0.38)
2012	$9.73	0.44	0.41	0.85	(0.43)	0.00	0.00	(0.43)
Total Return Bond Fund - Adviser Class (1)(2)(3)(4)
2017	$9.28	0.03	0.25	0.28	(0.15)	0.00	0.00	(0.15)
2016 (6)	$9.46	0.09	(0.19)	(0.10)	(0.08)	0.00	0.00	(0.08)
Total Return Bond Fund - Institutional Class (1)(2)(3)(4)
2017	$9.28	0.14	0.14	0.28	(0.15)	0.00	0.00	(0.15)
2016 (6)	$9.46	0.08	(0.18)	(0.10)	(0.08)	0.00	0.00	(0.08)
Prime Money Market Fund (1)(2)(3)(4)
2017	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2016	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2015	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2014	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
Institutional Prime Money Market Fund (1)(2)(3)(4)
2017	$1.0001	0.0042	(0.0003)	0.0039	(0.0040)	0.0000	0.0000	(0.0040)
2016 (7)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions and Recoupment of Fees, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions or Recoupment of Fees	Portfolio Turnover Rate

$9.40	2.73%	$132,208	2.34%	1.02%	1.02%	1.02%	67%
$9.28	4.49%	$214,755	2.87%	0.88%	0.98%	1.00%	217%
$9.14	(2.51%)	$214,618	2.71%	0.88%	1.01%	1.03%	295%
$9.63	1.78%	$143,046	3.39%	0.99%	1.02%	1.13%	82%
$9.77	0.01%	$90,080	3.87%	0.99%	1.01%	1.19%	79%
$10.15	8.93%	$76,001	4.45%	0.99%	1.00%	1.23%	157%

$9.41	3.00%	$8,377	0.61%	0.78%	0.78%	0.78%	67%
$9.28	(1.05%)	$84	5.49%	0.52%	0.53%	0.53%	217%

$9.41	3.00%	$43,186	3.03%	0.59%	0.59%	0.59%	67%
$9.28	(1.08%)	$70	5.35%	0.51%	0.53%	0.53%	217%

$1.00	0.27%	$36,209	0.54%	0.47%	0.47%	1.00%	N/A
$1.00	0.29%	$36,666	0.28%	0.32%	0.32%	0.69%	N/A
$1.00	0.07%	$56,530	0.07%	0.18%	0.18%	0.58%	N/A
$1.00	0.06%	$54,927	0.06%	0.16%	0.16%	0.67%	N/A
$1.00	0.08%	$61,288	0.08%	0.22%	0.22%	0.90%	N/A
$1.00	0.10%	$73,546	0.10%	0.30%	0.30%	0.82%	N/A

$1.0000	0.41%	$193,008	0.83%	0.18%	0.18%	0.59%	N/A
$1.0001	0.11%	$197,470	0.43%	0.24%	0.24%	0.62%	N/A

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year. Total return is not annualized.

5	Except for the Money Market Funds, net investment income per share is based on average shares outstanding during the period.
6	Commenced operations on October 31, 2016.
7	Commenced operations on October 7, 2016.

FOR MORE INFORMATION:

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

The Funds make available their SAIs, annual reports and semi-annual reports, free of charge on the Funds’ website at www.meederfunds.com. If you buy your shares through a financial intermediary, you should contact the financial intermediary directly for more information.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Funds, or make shareholder inquiries, please write, call or e-mail us at:

Meeder Funds
6125 Memorial Drive
Dublin, OH 43017
614-760-2159
Toll Free: 1-800-325-3539
Fax: 614-766-6669
meederfunds@meederinvestment.com
www.meederfunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1590.

STATEMENT OF ADDITIONAL INFORMATION

November 20, 2017

MEEDER PRIME MONEY MARKET FUND
MEEDER TOTAL RETURN BOND FUND
MEEDER BALANCED FUND
MEEDER MUIRFIELD FUND
MEEDER SPECTRUM FUND
MEEDER CONSERVATIVE ALLOCATION FUND
(formerly known as Infrastructure Fund)
MEEDER DYNAMIC ALLOCATION FUND
(formerly known as Dynamic Growth Fund)
MEEDER GLOBAL ALLOCATION FUND
(formerly known as Global Opportunities Fund)
MEEDER AGGRESSIVE ALLOCATION FUND
(formerly known as Aggressive Growth Fund)
MEEDER MODERATE ALLOCATION FUND
(formerly known as Dividend Opportunities Fund)
MEEDER QUANTEX FUND

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Funds’ current Prospectus dated November 20, 2017. To obtain a copy of the Prospectus or the most recent Annual Report without charge, please contact Meeder Investment Management at (800) 325-3539. Copies of these documents may also be found at the firm’s website at www.meederinvestment.com. The Funds covered by this Statement of Additional Information currently offer the following share classes identified by name and ticker symbol:

	Retail Class	Adviser Class	Institutional Class
Meeder Prime Money Market Fund	FFMXX
Meeder Total Return Bond Fund	FLBDX	BNDAX	BNDIX
Meeder Balanced Fund	FLDFX	BLNAX	BLNIX
Meeder Muirfield Fund	FLMFX	FLMAX	FLMIX
Meeder Spectrum Fund	FLSPX	SRUAX	SRUIX
Meeder Conservative Allocation Fund	FLRUX	IFAAX	IFAIX
Meeder Dynamic Allocation Fund	FLDGX	DYGAX	DYGIX
Meeder Global Allocation Fund	FLFGX	GBPAX	GBPIX
Meeder Aggressive Allocation Fund	FLAGX	AGHAX	AGHIX
Meeder Moderate Allocation Fund	FLDOX	DVOAX	DVOIX
Meeder Quantex Fund	FLCGX	QNTAX	QNTIX

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DESCRIPTION OF THE TRUST

The Meeder Funds Trust (“Trust”) was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its 12 constituent funds (“the Funds”) is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees (“Board”).

The Trust’s Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust’s existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund’s assets and, in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund. Each full or fractional share has a proportionate vote.

Shares are fully paid and non-assessable. Shares have no preemptive or conversion rights. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder’s investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Funds will continue indefinitely.

Each Fund, except the Prime Money Market Fund, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. The Prime Money Market Fund offers the Retail Class shares only. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Although the legal rights of holders of each class of shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

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ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS

The investment policies set forth below in this section represent the Funds’ policies as of the date of this Statement of Additional Information. Unless otherwise stated, the investment policies are not fundamental and all may be changed by the Board without shareholder approval.

TABLE OF APPLICABLE INVESTMENT STRATEGIES AND RISKS

The following table summarizes the types of investments held by each of the Funds and discusses the related risks associated with each investment or investment strategy. Unless otherwise indicated, any investment policy discussed in this section is not fundamental and may be charged by the Board without shareholder approval.

	Prime Money Market Fund	Total Return Bond Fund	Balanced Fund	Muirfield Fund	Spectrum Fund	Conservative Allocation Fund
Asset Coverage for Options and Futures Positions		✓	✓	✓	✓	✓
Closed-End Investment Companies		✓	✓	✓	✓	✓
Combined Positions			✓	✓	✓	✓
Correlation of Price Changes		✓	✓	✓	✓	✓
Defensive Investment Strategy			✓	✓	✓	✓
Exchange Traded Funds		✓	✓	✓	✓	✓
Exchange Traded Notes		✓	✓	✓	✓	✓
Foreign Investments		✓	✓	✓	✓	✓
Funding Agreements	✓	✓	✓			✓
Futures Contracts		✓	✓	✓	✓	✓
Futures Margin Payments		✓	✓	✓	✓	✓
Hedging Strategies		✓	✓	✓	✓	✓

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Illiquid Investments	✓	✓	✓	✓	✓	✓
Index-based Investments		✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓	✓
Investment Grade Corporate Debt	✓	✓	✓	✓	✓	✓
Limitation on Futures and Options Transactions		✓	✓	✓	✓	✓
Liquidity of Futures Contracts		✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓	✓
Option Strategies		✓	✓	✓	✓	✓
Options and Futures Relating to Foreign Currencies		✓	✓	✓	✓	✓
OTC Options		✓	✓	✓	✓	✓
Preferred Securities		✓	✓	✓	✓	✓
Real Estate Securities and Related Derivatives		✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements		✓	✓	✓	✓	✓
Securities Lending		✓	✓	✓	✓	✓
Short Sales					✓
U.S. Government Securities	✓	✓	✓	✓	✓	✓
Warrants		✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓	✓

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	Dynamic Allocation Fund	Global Allocation Fund	Aggressive Allocation Fund	Moderate Allocation Fund	Quantex Fund
Asset Coverage for Options and Futures Positions	✓	✓	✓	✓	✓
Closed-End Investment Companies	✓	✓	✓	✓
Combined Positions	✓	✓	✓	✓
Correlation of Price Changes	✓	✓	✓	✓	✓
Defensive Investment Strategy	✓	✓	✓	✓
Exchange Traded Funds	✓	✓	✓	✓	✓
Exchange Traded Notes	✓	✓	✓	✓	✓
Foreign Investments	✓	✓	✓	✓
Funding Agreements				✓
Futures Contracts	✓	✓	✓	✓	✓
Futures Margin Payments	✓	✓	✓	✓	✓
Hedging Strategies	✓	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓	✓
Index-based Investments	✓	✓	✓	✓	✓
Investment Company Securities	✓	✓	✓	✓	✓
Investment Grade Corporate Debt	✓	✓	✓	✓
Limitation on Futures and Options Transactions	✓	✓	✓	✓	✓
Liquidity of Futures Contracts	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Option Strategies	✓	✓	✓	✓	✓
Options and Futures Relating to Foreign Currencies	✓	✓	✓	✓
OTC Options	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓

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Real Estate Securities and Related Derivatives	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Restricted Securities	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Royalty Trusts
Securities Lending	✓	✓	✓	✓	✓
Short Sales
U.S. Government Securities	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓
When-Issued and Delayed Delivery Securities	✓	✓	✓	✓	✓

Investment Strategies and Risks

Asset Coverage for Options and Futures Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede the Adviser’s or the Fund’s ability to meet redemption requests or other current obligations.

Closed-End Investment Companies. The Funds may invest their assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Stock Market and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Combined Positions. The Funds may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Funds will be required to permit the issuer to redeem the security, convert it to underlying common stock, or sell the convertible security to a third party, which may have an adverse effect on the Funds’ ability to achieve its investment objectives.

8

A “synthetic” or “manufactured” convertible security may be created by the Funds or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Funds in turn assume credit risk associated with the issuer of the convertible note.

Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Funds’ other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Funds’ investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

The Funds may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Funds’ options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Defensive Investment Strategy. The Muirfield Fund, Spectrum Fund, and Balanced Fund are asset allocation mutual funds. The Funds’ Adviser has over 40 years’ experience in tactical asset allocation and managing market risk in all stock and bond market conditions. Based on the Adviser’s quantitative models, particular Funds may implement a defensive investment strategy during severe market declines in an attempt to shield the portfolio’s assets from severe declines in value. This defensive investment strategy is implemented by the Adviser, who will move a portion or all of the Fund’s equity investments into bonds or exchange traded funds (“ETFs”) investing in fixed income securities, high quality money market instruments, repurchase agreements collateralized by such securities, derivatives such as options and futures contracts, or money market funds or other cash equivalents until such time as market conditions are considered more favorable for equity investments.
9

When and to the extent a Fund assumes such a temporary defensive position, it may not pursue or achieve its investment objective. Because the Adviser intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Adviser will periodically shift the investment of the portfolio from one class or type of securities to another considered more favorable under the Adviser’s quantitative models. High transaction costs could result when compared with other funds due to this defensive investment strategy.

The Adviser’s tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Adviser monitors in an attempt to assess the current market environment are the following:

•	Index Evaluation. The trend of stock market indices and comparative analysis of the various indices to evaluate the market’s relative strengths and weaknesses.

•	Divergent Market Activity. Comparison of internal measurements of the market to the trend of prices.

•	Monetary and Interest Rate Trends. The trends of interest rates and monetary conditions.

•	Investor Sentiment. The effect of current opinion on the market environment.

•	Volume Relationship to Price. Comparison of volume measurements to price trends.

•	Extreme Market Activity. Short-term overbought or oversold conditions.

•	Market Valuations. Stock market valuations on an absolute basis as well as relative to inflation and interest rates.

Exchange Traded Funds. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security; however, some ETFs are actively managed. ETFs are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, are useful for hedging, and have the ability to go long or short. When the Funds invest in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Funds’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.
10

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Funds’ Adviser believes it is in the Funds’ interest to do so. The Funds’ ability to redeem creation units may be limited by the Investment Company Act of 1940, which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Funds invest in a sector product, the Funds will be subject to the risks associated with that sector.

Exchange Traded Notes. The Funds may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When the Funds invest in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Funds’ decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

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Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfers within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (ADRs and EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Funding Agreements. Some Funds may invest in funding agreements, also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

The Prime Money Market Fund and Total Return Bond Fund will only purchase a funding agreement: (i) when the Adviser has determined that the funding agreement presents minimal credit risks to the Fund, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Fund may not receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less, the funding agreement is considered an illiquid investment. The percentage of assets in illiquid securities may not exceed 10% of the Fund’s assets (5% for the Prime Money Market Fund). In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

12

Futures Contracts. When the Funds purchase a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Funds sell a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Funds enter into the contract. Some currently available futures contracts are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Funds’ exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Funds sell a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

If the value of either party’s position declines, that party may be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Funds, the Funds may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Funds.

Hedging Strategies. Some Funds may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund’s transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund’s securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased while the Adviser is implementing a change in the Fund’s investment position.

A hedging program involves entering into an “options” or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security, or index. Financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

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The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in the Funds from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for the Funds to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Funds the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Funds or the quantity under consideration for purchase.

In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give the Funds the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. The Funds will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer’s stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Funds. Limitations on the use of put option contracts on an index are described below.

Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require the Funds either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will possess on the delivery date. Entering into a forward contract will reduce the effect on net asset values of currency exchange rates on the portion of the currency that is sold.

The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Funds. The Adviser will select the futures contract, which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Funds. However, the underlying securities involved in the contract need not be exactly the same underlying securities as those owned by the Funds, and this may entail additional risk, as described below.

To the extent that the Funds enter into futures contracts which sell an index or group of securities short and which therefore could require the Funds to pay the other party to the contract a sum of money measured by any increase in a market index, the Funds will be exposing itself to an indeterminate liability. On the other hand, the Funds should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in the Funds’ positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Funds to move in opposite directions, in which case the Funds would realize an unexpected gain or loss.

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The Funds will only sell an index short when the Adviser has decided to reduce the Funds’ risk for defensive purposes. The Funds will close out the open liability as soon as the Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, the Funds will segregate the required assets and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option, which would give the Funds the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Funds will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Funds.

In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract, which would either (a) require the Funds to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract, or (b) require the Funds to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Funds. The Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Funds.

Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to effect the net asset value for the portion of the currency that is purchased.

The Funds may sell any put or call futures contracts or option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. Option contracts will be purchased through organized exchanges and will be limited to those contracts that are cleared through the Options Clearing Corporation. Futures contracts will only be entered into through an organized exchange.

Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Board determines that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Board determines that such does not fully reflect the liability.

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In conducting a hedging program for the Funds, the Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

When conducting a hedging program on behalf of the Funds, the Funds will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Funds.

For certain regulatory purposes, the Commodity Futures Trading Commission (“CFTC”) limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC’s definition of "hedging." In addition, whenever the Funds establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Funds. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Funds to protect against reinvestment risk are intended to protect the Funds against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

The Funds may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Funds’ existing futures positions and premiums paid for related options would exceed 5% of the market value of the Funds’ total assets.

Each Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Funds will be able to realize this objective.

The Trust, on behalf of the Funds, filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operation. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including: (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Adviser may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Funds write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Funds may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board. If through a change in values, net assets, or other circumstances, the Muirfield, Spectrum, Conservative Allocation or Quantex Fund was in a position where more than 10% of its net assets were invested in illiquid securities or the Total Return Bond, Balanced, Dynamic Allocation, Aggressive Allocation or Global Allocation Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

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The total illiquid investment limitation, by fund, is as follows:

Prime Money Market Fund	5%
Total Return Bond Fund	15%
Balanced Fund	15%
Muirfield Fund	15%
Spectrum Fund	15%
Conservative Allocation Fund	15%
Dynamic Allocation Fund	15%
Moderate Allocation Fund	15%
Aggressive Allocation Fund	15%
Global Allocation Fund	15%
Quantex Fund	15%

Index-based Investments. The Funds may invest their assets in index-based investments (IBIs), including, among others, Standard & Poor’s Depositary Receipts (SPDRs). IBIs are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. The Fund’s investment in an IBI may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an IBI may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the IBI and the index with respect to the weighting of securities. IBIs are also subject to trading halts due to market conditions or other reasons,

Investment Company Securities. Some Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, and the Funds’ investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations.

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Under Section 12(d)(1) of the Investment Company Act of 1940, each Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and are not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½%, unless the Funds are relying on Rule 12d1-3 under the 1940 Act. Rule 12d1-3 permits a Fund investing in other funds to charge a sales load in excess of 1½% provided any sales charges and services fees charged by the Fund do not exceed the limits established by the Financial Industry Regulatory Authority (“FINRA”). An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when the Funds exercise voting rights, by proxy or otherwise, with respect to investment companies owned by the Funds, the Funds will either seek instructions from a Funds’ shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Funds in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Funds may cause shareholders to bear duplicate fees.

In addition, the Funds are subject to the 3% limitation unless (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order. In the alternative, the Funds may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by FINRA for funds of funds.

Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in-kind of securities from its portfolio, in lieu of cash, in conformity with rules of the SEC. In such cases, the respective Fund may hold securities distributed by an underlying mutual fund until the Adviser determines that it is appropriate to dispose of such securities.

Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Aggressive Allocation Fund, Global Allocation Fund, Balanced Fund or Total Return Bond Fund without changing its investment position.
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Investment Grade Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Funds.

Limitations on Futures and Options Transactions. For certain regulatory purposes, the CFTC limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Funds establish a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Funds. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Funds to protect against reinvestment risk are intended to protect the Funds against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

The Funds may not purchase or sell financial futures if immediately thereafter the sum of the amount of margin deposits on the Funds’ existing futures positions would exceed 5% of the market value of the Funds’ total assets. The above limitations on the Funds’ investments in futures contracts, and the Funds’ policies regarding futures contracts discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

Liquidity of Futures Contracts. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Funds to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Funds’ access to other assets held to cover its futures positions could also be impaired.

Money Market Instruments. The Prime Money Market Fund may invest in money market instruments that are eligible securities under Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). The other Funds may invest in money market instruments in order to (a) accommodate cash flow from purchases and sales of their shares, (b) adjust the percentage of their assets invested in each of the underlying assets they own, and/or (c) as a defensive tactic. Such Funds may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment if consistent with such Funds’ investment objective or in anticipation of a distribution to investors. When investing in money market instruments, such Funds will limit purchases, denominated in U.S. dollars, to the following securities.

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•
U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

•
Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Funds may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks, if the domestic branch is subject to the same regulation as United States banks.

•
High Quality Commercial Paper - The Funds may invest in commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

•
Private Placement Commercial Paper - private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. The Funds’ risk is that the universe of potential buyers for the securities, should the Funds desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

•	High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.
•
Repurchase Agreements – an agreement in which the Funds purchase a security and simultaneously commit to reselling that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase.

The Adviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Funds’ securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Funds.

Option Strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Funds would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Funds would be subject to investment exposure on the value of the assets underlying the option. However, the Funds do not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this SAI.

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If an option written by the Funds expires unexercised, the Funds realize on the expiration date a capital gain equal to the premium received by the Funds at the time the option was written. If an option purchased by the Funds expires unexercised, the Funds realize a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). The Funds may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Funds will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Funds will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Funds will realize a capital gain or, if it is less, the Funds will realize a capital loss. Net gains from the Funds’ option strategy will be short- term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The Funds intend to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio. This strategy is designed to provide the Funds with the potential to acquire securities that the Adviser is interested in acquiring for the Funds at attractive valuations while earning put premium income as a means to enhance distributions payable to the Funds’ shareholders. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility.

The Funds will write (sell) put options on individual securities only if the put option is covered. A put option written by the Funds on a security is covered if the Funds segregate or earmark assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Funds with any appreciation to offset any loss the Funds experience if the put option is exercised. A put option is also covered if the Funds hold a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above. A put option purchased to cover a written put option may not necessarily have the same counterparty or expiration date as the written put option; however, the Funds will only use the purchased put option as cover for the written put option until the expiration date of the purchased put option.

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The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Funds would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Funds. The stock’s price could lose its entire value, in which case the Funds would lose $33.90 ($35.00 minus $1.10).

Call Options and Covered Call Writing. The Funds may, to a lesser extent, follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Funds’ shareholders.

Over time, as the Funds write covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Funds will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Funds’ ability to benefit from capital appreciation.

A call option written by the Funds on a security is covered if the Funds own the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Funds’ custodian or earmarked on the Funds’ books and records) upon conversion or exchange of other securities held by the Funds. A call option is also covered if the Funds hold a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Funds are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Funds as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

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For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Adviser’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Adviser’s discretion to be in the best interests of the Funds, the Funds may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Funds may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as index options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Funds receive cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Funds, in effect, agree to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Funds, the Funds will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Funds as the seller of the index call or put option.

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A Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Funds’ objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Funds will cover their obligations when it sells index options. An index option is considered covered if the Funds maintain with its custodian or designates on its books and records assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Funds experience if the index option is exercised. An index or sector put option also is covered if the Funds hold a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above. An index or sector call option also is covered if the Funds hold a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Funds in segregated or earmarked assets determined to be liquid by the Adviser as described above.

Limitation on Options Writing Strategy. The number of covered call and put options the Funds can write is limited by the Total Assets the Funds hold, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Funds will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Funds’ exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Funds may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Funds’ investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the Yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments exactly over time.
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OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Funds invest will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Funds’ holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Funds may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Real Estate Securities and Related Derivatives. The Funds may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.

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Repurchase Agreements. In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Funds may engage in repurchase agreements with respect to any security in which it is authorized to invest.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the Funds’ current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Funds may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Funds sell a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Funds’ assets and may be viewed as a form of leverage.

Securities Lending. The Funds may lend securities to parties such as broker-dealers or institutional investors. During the time portfolio securities are on loan, the borrower will pay the Funds an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Funds may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, a Fund may lend up to 33-1/3% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC Staff that the Funds may engage in loan transactions only under the following conditions: (1) the Funds must receive 105% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

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Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Short Sales. The Spectrum Fund may enter into short sales with respect to equity securities it holds. For example, if the Adviser anticipates a decline in the price of a stock The Spectrum Fund holds, it may sell the stock “short.” If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock’s decline. The Spectrum Fund will incur transaction costs, including interest expense and dividends paid on securities held short, in connection with opening, maintaining, and closing short sales.

U.S. Government Securities. The Funds may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

Warrants. The Funds may purchase Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Funds could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. The Funds’ Custodian will maintain, in a segregated account of the Funds, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Funds’ purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Funds’ assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Funds’ net asset value.
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INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Fundamental Investment Limitations

The Funds’ fundamental investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. However, except for the fundamental investment limitations set forth below for the specified Funds, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Board without shareholder approval. The following are the fundamental investment limitations set forth in their entirety for the Prime Money Market Fund, Total Return Bond Fund, Balanced Fund, Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Global Allocation Fund, Aggressive Allocation Fund, and Quantex Fund. Each such Fund:

(1) May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(2) Other than the Prime Money Market Fund, will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of each Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of each Fund and not more than 10% of the outstanding voting securities of such issuer.

(3) The Prime Money Market Fund, in summary, may not invest in the securities of any issuer if, immediately after the acquisition of any security, more than 5% of the Fund’s total assets would be invested in that issuer (or, certain affiliated persons, as required by Rule 2a-7); provided that the Prime Money Market Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: U.S. Government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature, in summary, is a right to sell a security at a price equal to its approximate amortized cost plus accrued interest).

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(4) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(5) May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(6) May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(7) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

(8) May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time; or

(9) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

PRIME MONEY MARKET FUND

 The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To meet this goal, the Prime Money Market Fund utilizes the amortized cost method of valuing its portfolio securities pursuant to Rule 2a-7. The rule also prescribes portfolio quality, maturity, diversification, and liquidity standards. The Prime Money Market Fund will be managed in accordance with the requirements of Rule 2a-7. The Fund intends to qualify as a “Retail Money Market Fund,” as defined by Rule 2a-7. As a Retail Money Market Fund, the Fund may be subject to a liquidity fee and/or a redemption gate on fund redemptions should certain triggering events specified in Rule 2a-7 occur; and is limited to investments by natural persons. For more information on shareholder eligibility, please see the Fund’s prospectus. For more information on liquidity fees and redemption gates, see “Purchase and Sale of Portfolio Securities” below.

The Prime Money Market Fund will limit its purchases to investments in U.S. dollar-denominated money market securities of domestic and foreign issuers that meet the definition of an “Eligible Security” under Rule 2a-7, as follows:

U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed as to principal or interest by the United States, or by a person Controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

 Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits, and other debt obligations. The Prime Money Market Fund may invest in obligations issued or backed by U.S. banks. In addition, the Prime Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, U.S. branches or subsidiaries of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by U.S. government regulation.

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The Prime Money Market Fund may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may impact the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity, and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand, and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks. These risks include adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes, and other sovereign action such as nationalization or expropriation.

Commercial Paper. The Prime Money Market Fund may invest in U.S. dollar-denominated commercial paper which is an Eligible Security under Rule 2a-7, consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months.

 Private Placement Commercial Paper. The Prime Money Market Fund may invest in commercial paper issued in reliance on the “private placement” exemption set forth in Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and which may be sold to other institutional investors pursuant to Rule 144A under the 1933 Act. Rule 144A allows the Prime Money Market Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent the Prime Money Market Fund may be unable to find qualified institutional buyers interested in purchasing such securities. Section 4(a)(2) and Rule 144A securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. While these securities may be resold in private transactions, the prices realized from these sales could be less than those originally paid by the Prime Money Market Fund. In addition, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities and could make it difficult for the Prime Money Market Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Prime Money Market Fund may be required to bear the expenses of registration. Pursuant to procedures adopted by the Trustees, the Adviser will make a determination as to the liquidity of each restricted security purchased by the Prime Money Market Fund. If a restricted security is determined to be liquid, then such security will not be deemed an Illiquid Security under Rule 2a-7.

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 Corporate Obligations. The Prime Money Market Fund may invest in U.S. dollar-denominated corporate obligations that are Eligible Securities under Rule 2a-7. Corporate obligations are fixed income securities issued by corporations. Bondholders, as creditors, have a prior legal claim over stockholders of the issuing corporation as to both income and assets for the principal and interest due to the bondholders.

 Repurchase Agreements. The Prime Money Market Fund may invest in repurchase agreements that are collateralized fully (i.e., collateralized by cash or U.S. Government Securities). In addition, it may engage in repurchase agreement transactions that are collateralized by non-government securities such as fixed income securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality. The term of a fixed income security used as collateral may be longer than permissible for the Fund to invest directly. Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Prime Money Market Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The U.S. Government Securities which serve as collateral are marked to market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Prime Money Market Fund may incur a loss upon disposition of the securities. In the event of an insolvency or bankruptcy by the selling institution, the Prime Money Market Fund’s right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after insolvency were less than the repurchase price, the Prime Money Market Fund could suffer a loss.

Investment Companies. The Prime Money Market Fund may invest in securities of other registered investment companies that are Eligible Securities under Rule 2a-7. The Prime Money Market Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Prime Money Market Fund and will be subject to substantially the same risks.

Rule 2a-7 defines an Eligible Security, in summary, as a security with a remaining maturity of 397 calendar days or less that the Fund’s investment adviser (subject to oversight and pursuant to guidelines established by the Board) determines present minimal credit risks to the Fund. The eligibility of a security with a guarantee may be determined based on whether the guarantee is an Eligible Security. “Eligible Security” also includes shares of a registered money market fund and U.S. Government Securities.

 TOTAL RETURN BOND FUND

Guided by the Adviser’s quantitative models, the Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations as well as in common and preferred stocks, Real Estate Investment Trusts (“REITs”), or Master Limited Partnerships (“MLPs”). The Fund may invest in securities of any credit rating.

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The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser exercises due care in the selection of money market instruments and fixed income securities. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund’s securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of the Fund.

MUIRFIELD FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Muirfield Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Muirfield Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s models and selection process identify the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

SPECTRUM FUND

The Fund seeks to achieve its investment objective primarily by taking long and short positions in the global securities markets. The Fund primarily invests long in common and preferred stocks and in investment companies (“underlying funds”), which include domestic and foreign mutual funds, as well as in exchange traded funds (“ETFs”), closed-end funds and unit investment trusts. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s typical long equity investment exposure will range from 0% to 150%, while the Fund’s typical short equity investment exposure will range from 0% to 50%. The Fund may use leverage (e.g., by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time

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Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select mutual funds for inclusion in the Spectrum Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Spectrum Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses varying levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

GLOBAL ALLOCATION FUND

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment if consistent with the Fund’s investment objective or in anticipation of a distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

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The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 90% of its assets to do so.

CONSERVATIVE ALLOCATION FUND

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment if consistent with the Fund’s investment objective or in anticipation of a distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.
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The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 30% of its assets to do so.

The Fund’s fundamental investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations of the Fund are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:

(1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in securities of public utility companies;

(2) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(3) issue senior securities, except as permitted under the Investment Company Act of 1940;

(4) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

(5) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

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(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

QUANTEX FUND

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

The following investment limitations are not fundamental, and all may be changed without shareholder approval.

(1) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(2) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(3) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

(4) The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ Stock Market.

(5) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(6) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund’s net assets. Included in that amount, but not to exceed 2% of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

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(7) With the exception of equity securities, the Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(8) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Adviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer’s securities.

For the Fund’s limitations on futures and options transactions, see the section entitled “Limitations on Futures and Options Transactions.”

DYNAMIC ALLOCATION FUND and AGGRESSIVE ALLOCATION FUND

Guided by the Adviser’s quantitative models, the Adviser invests primarily in common and preferred stocks. In addition, the Adviser may select underlying funds in which to invest based, in part, on the industry classifications represented in their portfolios, their investment objectives and policies, their investment adviser and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Adviser also considers other factors in the selection of underlying funds, including, but not limited to, fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Each Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Further, the Adviser may invest a Fund’s portfolio in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. Although a Fund may have exposure to a large number of sectors, the Fund’s portfolio may include a concentration in a particular industry sector.

The Funds may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment consistent with the Fund’s investment objective or in anticipation of distribution to investors.

Each Fund may invest its assets in underlying funds from different mutual fund families, managed by different investment advisers, and utilizing a variety of different investment objectives and styles. Although each Fund may invest in shares of the same underlying fund, the percentage of each Fund’s assets so invested may vary, and the Adviser will determine that such investments are consistent with the investment objectives and policies of the Fund. The underlying funds in which the Fund invests may, but need not, have the same investment policies as the Fund.

Each Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of each Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Adviser’s opinion, each Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 95% of its assets to do so. Each Fund may also invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. Each Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

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MODERATE ALLOCATION FUND

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment if consistent with the Fund’s investment objective or in anticipation of a distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 50% of its assets to do so.

The Fund’s fundamental investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940 (the “Act”)) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information and in the Fund’s prospectus are not fundamental and may be changed by the Board without shareholder approval. The Fund may not:

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(1) Concentrate investments in a particular industry or group of industries as concentration is defined under the Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

(3) issue senior securities, except as permitted under the Act;

(4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5 purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

BALANCED FUND

The Fund may hold available cash balances in the Meeder Funds Institutional Prime Money Market Fund pending investment if consistent with the Fund’s investment objective or in anticipation of a distribution to investors.

In addition to common and preferred stocks, the Adviser may select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund. The Fund may also pursue its objective by investing in ETFs, closed-end funds and unit investment trusts.

Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

The Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations.

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The Adviser exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund’s securities might have to be liquidated prior to maturity at a price less than the original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

The Adviser utilizes quantitative models and an asset allocation system for deciding when to invest in stocks and mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system encompasses levels of investment in the stock market.

The Fund may at times desire to gain exposure to the stock market through the purchase of “Index” funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. “Index” funds may be purchased with a portion of the Fund’s assets at times when the Adviser’s selection process identifies the characteristics of a particular index to be more favorable than those of other securities available for purchase. If, in the Adviser’s opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 70% of its assets to do so.

BOND RATINGS

Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”). The ratings of Moody’s, S&P and Fitch represent their current opinions as to the creditworthiness of the issuers of the debt obligations rated by the ratings agencies. In determining credit ratings, ratings agencies typically evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk of market value fluctuations due to changes in interest rates, general economic activity, or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon, and rating may assume different valuations, while debt obligations of the same maturity and coupon with different ratings may have similar values.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, ratings agencies classify debt obligations into two categories for purposes of the ratings process: long term and short term. In the United States, the ratings agencies typically deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s, S&P, and Fitch.
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Ratings for Long Term Debt Obligations

Rating	Description
AAA (S&P and Fitch) Aaa (Moody’s)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.
AA (S&P and Fitch) Aa (Moody’s)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.
A (S&P, Fitch, and Moody’s)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.
BBB (S&P and Fitch) Baa (Moody’s)
Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”

BB (S&P and Fitch) Ba (Moody’s)
Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “noninvestment grade” or “speculative grade.”

B (S&P, Fitch, and Moody’s)
Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.

CCC (S&P and Fitch) Caa (Moody’s)
Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.

CC (S&P and Fitch) Ca (Moody’s)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.
C (S&P, Fitch, and Moody’s)
Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.

D (S&P, Fitch, and Moody’s)	Debt obligations that are currently in payment default.

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Moody’s may include the numerical modifiers “1”, “2” or “3” to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P and Fitch may include a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. These ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P and Fitch), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description
A-1 (S&P) F1 (Fitch) P-1 (Moody’s)
Issuer has a superior ability to repay its short term debt obligations. S&P and Fitch may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.

A-2 (S&P) F2 (Fitch) P-2 (Moody’s)
Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.

A-3 (S&P) F3 (Fitch) P-3 (Moody’s)
Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.

NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.
B (S&P and Fitch)
The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.

C (S&P and Fitch)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.
D (S&P and Fitch)	The short term debt obligation is in payment default.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ complete portfolio holdings as of the end of the calendar quarter ordinarily are posted on www.meederfunds.com by the fifth day after the end of such quarter, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.meederfunds.com information is current (expected to be not more than three months). The Prime Money Market Fund publishes or will publish on its website the following:

•
A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s dollar-weighted average maturity and weighted average life) as of the last business day or subsequent calendar day of each month, no later than five business days after the end of the prior month. This information will be available on the Fund’s website for at least six months.

•
The Fund files more detailed monthly portfolio holdings information with the SEC on Form N-MFP (current as of the last business day of the previous month or any subsequent calendar day of the month) no later than five business days after the end of each month. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.

•	A graph or other depiction showing the Fund’s daily and weekly liquid assets and daily net inflows and outflows as of the end of each business day for the preceding six months.

•	A graph or other depiction showing the Fund’s current market-based NAV per share (rounded to the fourth decimal place), as of the end of each business day for the preceding six months.

•
In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund, a decline in weekly liquid assets below 10% of the Fund’s total assets, or the imposition or termination of a liquidity fee or redemption gate. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.

The Funds do not disseminate nonpublic information about portfolio holdings except as provided below. The Funds allow disclosure of nonpublic portfolio holdings information to affiliates of the Adviser, the Funds’ Adviser, only for the purposes of providing services to the Funds.

The Funds permit nonpublic portfolio holdings information to be shared with pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

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Prior to any disclosure of the Funds’ nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds’ nonpublic portfolio holdings information will be provided to the Board.

PORTFOLIO TURNOVER

As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in asset allocation, and cash requirements for redemption of shares. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Portfolio turnover is subject to many factors including, but not limited to, market conditions, model development, and portfolio construction considerations. Portfolio turnover can change from year to year without notice.

The turnover rate for the Muirfield Fund, Balanced Fund, Spectrum Fund, Dynamic Allocation Fund, and Aggressive Allocation Fund increased from the prior year due to capital market volatility that drove changes in asset allocation, as well as the impact of model development and implementation.

The portfolio turnover rates for the periods ended December 31, 2016, December 31, 2015 and December 31, 2014 for the Funds were as follows:

Fund	2016	2015	2014
Total Return Bond Fund	217%	295%	82%
Balanced Fund	322%	246%	180%
Muirfield Fund	414%	277%	238%
Conservative Allocation Fund	44%	54%	34%
Dynamic Allocation Fund	369%	245%	230%
Global Allocation Fund	169%	170%	143%
Aggressive Allocation Fund	361%	283%	239%
Spectrum Fund	235%	161%	-
Moderate Allocation Fund	250%	70%*	-
Quantex Fund	91%	87%	29%

*	Not annualized

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

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With regard to the Prime Money Market Fund, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or suspend the right of redemption temporarily (redemption gates). In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions, effective as of the beginning of the next business day, unless the Board, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), determines that not doing so is in the best interests of the Fund. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of the Fund. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

In the unlikely event that (a) the Prime Money Market Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or (b) the Prime Money Market Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Prime Money Market Fund’s Board of Trustees or (c) the Prime Money Market Fund’s Board of Trustees, including a majority of the Independent Trustees, determines that such a deviation is likely to occur, and the Board of Trustees, including a majority of Independent Trustees, irrevocably has approved the liquidation of the Prime Money Market Fund, the Prime Money Market Fund’s Board of Trustees has the authority to suspend redemptions of Prime Money Market Fund shares.

Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser’s investment staff based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

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Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of the Fund’s gross expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 2016, commissions recaptured through directed brokerage arrangements were as follows:

Fund	Amount Received to Reduce Gross Expenses
Total Return Bond Fund	$225,384
Balanced Fund	$657,516
Muirfield Fund	$1,203,962
Dynamic Allocation Fund	$404,481
Global Allocation Fund	$194,639
Aggressive Allocation Fund	$275,566
Conservative Allocation Fund	$4,836
Spectrum Fund	$602,619
Moderate Allocation Fund	$140,657
Quantex Fund	$179,835

The Board of each Fund periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

From time to time, the Board will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities. The Board intends to continue to review whether recapture opportunities are available and legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Although each Fund shares the same Board and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Adviser or accounts managed by affiliates of the Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several Funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

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To the extent that a Fund and another of the Adviser’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Board to be equitable to each portfolio. In some cases, this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board that the desirability of retaining the Adviser as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The total commissions paid by the Funds for the years ended December 31, 2016, December 31, 2015, and December 31, 2014 are as follows:

Fund	2016	2015	2014
Total Return Bond Fund	$ 388,467	$ 471,607	$ 40,297
Balanced Fund	$1,172,091	$ 861,868	$319,934
Muirfield Fund	$2,145,401	$1,656,395	$679,497
Conservative Allocation Fund	$ 31,093	$ 93,304	$ 73,363
Dynamic Allocation Fund	$ 657,761	$ 597,663	$403,661
Global Allocation Fund	$ 345,784	$ 389,820	$230,646
Aggressive Allocation Fund	$ 459,425	$ 504,011	$290,865
Spectrum Fund	$ 939,280	$ 522,502	-
Moderate Allocation Fund	$ 257,764	$ 121,575	-
Quantex Fund	$ 228,201	$ 177,823	$ 50,853

The commissions paid by the Funds for the year ended December 31, 2015 increased materially from the year ended December 31, 2014 due to a significant increase in the average net assets of the Funds. In addition, due to market conditions during the 2015 calendar year, the quantitative models of certain Funds signaled calls in their defensive strategy. These calls necessitated the sale of additional securities in the Funds’ defensive portfolios, resulting in an increase in commissions paid. Likewise, during the 2016 calendar year, volatility in the capital markets caused increased activity in the defensive strategies of the Balanced Fund, Muirfield Fund, and Spectrum Fund, resulting in an increase in commissions paid.

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VALUATION OF PORTFOLIO SECURITIES

Except for securities owned by the Prime Money Market Fund, securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the bid quotation for such a contract if there is no sale. The Prime Money Market Fund will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 60 days or less and a maximum maturity of 397 days. The Fund will maintain a dollar-weighted average portfolio life of 120 days or less. In the Total Return Bond Fund, securities are valued each day at 4:00 p.m.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Securities and other assets for which there is no readily available market are valued in good faith in accordance with policies set forth by the Board. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund’s net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Adviser gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board.

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Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

Net Asset Value. Charts and graphs using the Fund’s net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund’s adjusted net asset values are not adjusted for sales charges, if any.

Moving Averages. A Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. The Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund’s performance may be compared to mutual fund performance indices prepared by Lipper.

From time to time, a Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

In advertising materials, the Trust may reference or discuss its products and services, which may include: the Funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from monthly market commentaries and quarterly progress reports which are provided free of charge to the Funds shareholders.

Volatility. A Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund’s historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

Momentum Indicators. These indicate the Fund’s price movements over specific periods of time. Each point on the momentum indicator represents the Fund’s percentage change in price movements over that period.

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A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deterred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

CALCULATION OF YIELD - TOTAL RETURN BOND FUND

From time to time the Total Return Bond Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

YIELD = 2 [(a - b + 1)6 - 1]
  cd

where:

a = income earned during the period
b = expense accrued for the period
c = average number of shares outstanding during the period
d = offering price per share on the last day of the period

Quotations of yield for the Total Return Bond Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See “Calculation of Total Return”).

The total return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund, other than the Prime Money Market Fund, offers three classes of shares: Retail Class, Adviser Class and Institutional Class. The Prime Money Market Fund offers Retail Class shares only. Each class of shares of a Fund represents an interest in the same portfolio of investments within the Fund. Shares and share classes are offered continuously and sold without an upfront load or sales charge. The share classes differ with respect to the distribution fees, service fees and other expenses allocated to each class as set forth in the Annual Fund Operating Expenses Table and the Distribution and Shareholder Services Fee section. Eligibility to purchase Adviser and Institutional class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or its agents. The three classes also have different minimum purchase amounts and purchase eligibility conditions.

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For purposes of meeting the minimum investment amount for any purchase of shares, you may aggregate your investments in any class of Meeder Funds held in your account, your spouse’s account, a joint account, accounts of children under the age of 21 who share your residential address, trust accounts established by or for the benefit of you or your immediate family members, business accounts for businesses you control, and single-participant retirement plans for you or your spouse. To verify your eligibility to purchase shares using rights of accumulation, you may be required to identify the shares owned by any eligible person and produce appropriate documentation of ownership.

The net asset value per share (NAV) for each class of the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) by dividing the Fund’s net assets by the number of its shares outstanding. The NAVs for the Prime Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern Standard Time, respectively. For each Fund, the NAV is not calculated on the observance of New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, the Prime Money Market Fund are also closed on days that the Federal Reserve System is closed. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Adviser expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

Shareholders of each Fund will be able to exchange their shares for shares of the same share class of any mutual fund that is a series of the Meeder Funds unless the shareholder has elected otherwise on their new account application. No additional fee or upfront sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for each of the Funds are available from MFSCo or the Distributor. The exchange privilege may be modified, terminated or suspended on 60 days’ notice and the Fund has the right to reject any exchange application relating to such Fund’s shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The Funds have reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund’s net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

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INVESTMENT ADVISER

Meeder Asset Management, Inc. is the investment adviser and manager for, and has a separate Investment Advisory Contract with each of the Funds in the Trust. Pursuant to the terms of each Investment Advisory Contract, the Adviser has agreed to provide an investment program within the limitations of each Fund’s investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund’s custodian, transfer agent, principal underwriter, independent accountants, legal counsel, distribution, shareholder servicing and investment advisory services provided by any other adviser.

The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of these contracts is to remain in force so long as renewal thereof is specifically approved annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewals. Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by Majority Vote of the Fund, by the Board, or by the Adviser.

Costs, expenses, and liabilities of the Trust attributable to a particular Fund (such as investment advisory, transfer agency, fund accounting, administration, and custody) are allocated to that Fund (i) within the 0.20% limitation of the Distribution Plan for the Prime Money Market Fund and the Retail Classes of the Muirfield and Quantex, Funds; (ii) within the 0.25% limitation of the Distribution Plan for the Retail Classes of the Aggressive Allocation, Spectrum, Moderate Allocation, Balanced, Total Return Bond, Conservative Allocation, Dynamic Allocation and Global Allocation Funds, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and (iii) within the Shareholder Services Plan’s 0.25%, 0.20%, and 0.10% limitations for the Adviser Class, Retail Class, and Institutional Class, respectively, of the Muirfield, Spectrum, Quantex, Dynamic Allocation, Aggressive Allocation, Moderate Allocation, Balanced, Global Allocation, Total Return Bond and Conservative Allocation Funds. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust’s Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust’s independent auditors, legal counsel, insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution and other miscellaneous expenses.

The Board of the Trust believes that the aggregate per share expenses of the Prime Money Market Fund will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Prime Money Market Fund were invested directly in the type of securities being held by the Prime Money Market Fund.

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The Adviser earns an annual fee, payable in monthly installments as follows. The fee for the Muirfield, Conservative Allocation and Quantex Funds, is based upon the daily average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. The annual fee for the Dynamic Allocation, Aggressive Allocation, Balanced, Spectrum, Moderate Allocation and Global Allocation Funds is based upon the daily average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets. Annual fees for the Total Return Bond Fund is at the rate of 0.40% of the first $100 million of the daily average net assets and 0.20% in excess of $100 million. The annual fee for the Prime Money Market Fund is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of the daily average net assets.

Management Fees

Fund	Accrued 2016	Accrued 2015	Accrued 2014
Prime Money Market Fund	$538,572	$173,602	$222,378
Total Return Bond Fund	$636,434	$575,585	$425,428
Balanced Fund	$1,911,751	$1,704,961	$989,595
Muirfield Fund	$2,611,456	$2,429,736	$1,507,287
Conservative Allocation Fund	$198,155	$404,620	$421,607
Dynamic Allocation Fund	$838,661	$1,123,998	$886,537
Global Allocation Fund	$657,199	$882,828	$748,108
Aggressive Allocation Fund	$485,636	$701,183	$545,512
Spectrum Fund	$943,273	$492,344	-
Moderate Allocation Fund	$339,397	$164,620	-
Quantex Fund	$688,539	$705,421	$522,017

For fiscal year 2016, the Adviser agreed to reduce its fees and/or reimburse expenses of the Funds, voluntarily or contractually, to the extent necessary to limit the total operating expenses of each of the Funds, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with investments in underlying funds, and extraordinary expenses. During this period, the Adviser’s waivers and/or reimbursements were voluntary, other than for the Quantex Fund, for which the reduction is contractual through April 30, 2018, unless sooner terminated at the sole discretion of the Fund’s Board.

Waived/Reimbursed Management Fees

Fund	Voluntary 2016	Contractual 2016	Voluntary 2015	Contractual 2015	Voluntary 2014	Contractual 2014
Prime Money Market Fund	$621,432	-	$847,200	-	$671,042	-
Total Return Bond Fund	$51		-	-	$100,999	-
Balanced Fund	-	-	-	-	$54,965	-
Muirfield Fund	-	-	-	-	-	-
Conservative Allocation Fund	$14,665	-	$5,000	-	$1,533	-
Dynamic Allocation Fund	$160,774	-	$80,319	-	$109,681	-
Global Allocation Fund	$114,067	-	$55,330	-	$140,509	-
Aggressive Allocation Fund	$17,877	-	-	-	-	-
Spectrum Fund	-	-	$45,193	-	-	-
Moderate Allocation Fund	$83,740	-	$36,850	-	-	-
Quantex Fund	-	$172,873	$8,600	$176,337	-	$130,512

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The Adviser was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Adviser is a wholly-owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder, Jr. through ownership of common stock. Meeder Investment Management, Inc. conducts business through its five subsidiaries, which include the Adviser, Meeder Asset Management, Inc.; Meeder Advisory Services, Inc., a registered investment adviser; Meeder Public Funds, Inc., a registered investment adviser; Mutual Fund Service Co., the Funds’ transfer agent and administrator; and Adviser Dealer Services, Inc., a broker-dealer and principal underwriter to the Funds.

As of the date of this SAI, the Adviser’s officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Susan Meeder, Chief Operating Officer; Jason Click, Senior Vice President; Timothy N. McCabe, Chief Legal Officer; Dale W. Smith, Co-Chief Investment Officer; and Clint Brewer, Co-Chief Investment Officer; Adam Ness, Chief Financial Officer; and Douglas R. Jennings, Chief Compliance Officer. Robert S. Meeder, Jr. is also President and a Trustee of the Trust. Dale W. Smith, Bruce McKibben, and Susan Meeder are also officers of the Trust.

The Adviser may use its resources to pay expenses associated with the sale of each Fund’s shares or services provided to each Fund’s shareholders. This may include payments to third parties such as banks, broker-dealers, investment advisers or other financial intermediaries that provide shareholder support services or engage in the sale of each Fund’s shares.

A team of persons are primarily responsible for the day-to-day management of the Funds. The team consists of Clinton Brewer, Jason Headings, Robert S. Meeder, Jr., Dale Smith, Robert Techentin, David Turner, and Amisha Kaus, who are collectively referred to below as the “Portfolio Managers.” As of December 31, 2016, the Portfolio Managers were responsible for the management of the following types of other accounts:

Portfolio Manager	Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Clinton Brewer	Other Accounts	835 Other Accounts*	$330 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Jason Headings	Other Accounts	795 Other Accounts*	$1,602.6 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None

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Robert S. Meeder, Jr.	Other Accounts	835 Other Accounts*	$330 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Dale Smith	Other Accounts	835 Other Accounts*	$330 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Robert Techentin	Other Accounts	None	None	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
Amisha Kaus	Other Accounts	697 Other Accounts	$191.6 million in Other Accounts	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
David Turner	Other Accounts	718 Other Accounts*	$173.8 million in Other Accounts*	None	None
	Other Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None

*
The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated, because if a Portfolio Manager manages a portion of an account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account.

The Portfolio Managers and Investment Analysts are compensated for their services by the Adviser. All of the Portfolio Managers and Investment Analysts are paid a competitive base salary by the Adviser. Additionally, Portfolio Managers and Investment Analysts participate in an incentive compensation program that is based on the performance of the investment products that they manage, as well as an assessment of their overall contributions to the Investment Department and organization as a whole. Portfolio Managers and Investment Analysts are eligible participate in the Adviser’s retirement plan.

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The following table shows the dollar range of shares of the Funds beneficially owned by the Portfolio Managers as of December 31, 2016.

Dollar Range of Fund Shares	Clinton Brewer	Jason Headings	Robert Meeder, Jr.	Dale Smith	David Turner	Robert Techentin	Amisha Kaus
Prime Money Market Fund	None	None	$100,001-$500,000	$10,001-$50,000	None	None	None
Total Return Bond Fund	$1-$10,000	$1-$10,000	$1 – $10 ,000	$100,001 - $500,000	$1 - $10,000	$10,001-$50,000	$1 - $10,000
Balanced Fund	None	$1-$10,000	$50,001-$100,000	$100,001- $500,000	None	None	None
Muirfield Fund	None	None	$100,001-$500,000	$100,001 - $500,000	$1 - $10,000	None	$1-$10,000
Spectrum Fund	None	$10,001-$50,000	$100,001-$500,000	$100,001 - $500,000	$1 - $10,000	None	$1-$10,000
Conservative Allocation Fund	None	None	$50,001-$100,000	$50,001-$100,000	None	None	None
Dynamic Allocation Fund	$50,001-$100,000	None	$100,001- $500,000	$100,001 - $500,000	None	None	None
Global Allocation Fund	$10,001-$50,000	None	$100,001-$500,000	$100,001 - $500,000	$1 - $10,000	None	$1-$10,000
Aggressive Allocation Fund	$1-$10,000	None	$100,001 - $500,000	$100,001 - $500,000	$1 - $10,000	None	None
Quantex Fund	None	$1-$10,000	$100,001-$500,000	$100,001 - $500,000	$1 - $10,000	None	$1-$10,000
Moderate Allocation Fund	None	None	$100,001-$500,000	$100,001 - $500,000	None	None	$1-$10,000
Total	Over $100,000	$50,001-$100,000	Over $1,000,000	Over $1,000,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000

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OFFICERS AND TRUSTEES

The Board oversees the management of the Trust and elects its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below. The business address of each Trustee and Officer is 6125 Memorial Drive, Dublin, Ohio 43017.

Independent Trustees

Name, Year of Birth	Position Held	Director Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
STUART M. ALLEN (1961)	Trustee	2006	President of Gardiner Allen Insurance Agency, Inc.	12
ANTHONY D’ANGELO (1959)	Lead Independent Trustee	2006	General Manager of WSYX ABC 6/WTTE FOX-28, WWHO television stations owned and operated by Sinclair Broadcast Group (2014-present); Director of Sales (2004-2014).	12

Interested Trustee

Name, Year of Birth	Position Held	Director Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
ROBERT S. MEEDER (1961) [1]	Chairman of the Board; President	1992	President, Meeder Investment Management, Inc.	12

Officers

Name, Year of Birth	Position Held	Officer Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
BRUCE E. MCKIBBEN (1969)	Treasurer	2006	Director/Fund Accounting and Financial Reporting, Mutual Funds Service Co.	12
DALE W. SMITH (1959)	Vice President	2006	Co-Chief Investment Officer, Meeder Investment Management, Inc.	12
DOUG JENNINGS (1962)	Chief Compliance Officer	2017	Assistant General Counsel and Chief Compliance Officer, Meeder Investment Management, Inc.	12
SUSAN MEEDER (1969)	Vice President	2014	Chief Operating Officer, Meeder Investment Management, Inc.	12
ALAINA SALONSKY (1967)	Secretary	2017	Compliance Specialist, Meeder Investment Management, Inc.	12

[1]	Mr. Meeder is considered an “interested person” within the meaning of the 1940 Act on the basis of his affiliation with Meeder Investment, Inc.
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All Trustees were nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Stuart Allen. As a business owner, Mr. Allen brings budgeting and financial reporting skills to the Board. Mr. Allen’s experience provides the Board insight into the insurance and qualified plan markets.

Anthony D’Angelo. Mr. D’Angelo was elected to and continues to serve as a Trustee due to his marketing, strategic planning and budgeting skills, although he does not qualify as an “audit committee financial expert.” Mr. D’Angelo’s skills help the Audit Committee analyze financial reports and determine the strategic direction of the Funds. Mr. D’Angelo was elected as Lead Independent Trustee on December 8, 2010.

Robert S. Meeder, Jr. Mr. Meeder has been President of Meeder Asset Management, Inc., the Funds’ investment adviser, since 1992 and has worked in the investment management industry since 1986. Mr. Meeder brings operational, investment management and marketing knowledge to the Board.

Fund Shares Owned by Trustees as of December 31, 2016

Dollar Range of Fund Shares Owned[1]	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Prime Money Market Fund	$1 - $10,000	None	Over $100,000
Total Return Bond Fund	None	None	$1 - $10,000
Balanced Fund	Over $100,000	None	$50,001-$100,000
Muirfield Fund	Over $100,000	$50,001 - $100,000	Over $100,000
Conservative Allocation Fund	None	$50,001 - $100,000	Over $100,000
Dynamic Allocation Fund	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Global Allocation Fund	None	None	Over $100,000
Aggressive Allocation Fund	Over $100,000	$50,001 - $100,000	Over $100,000
Quantex Fund	None	None	Over $100,000
Spectrum Fund	None	None	Over $100,000
Moderate Allocation Fund	None	None	Over $100,000
Aggregate Dollar Range of Shares Owned in All Funds	Over $100,000	Over $100,000	Over $100,000

[1]
Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for "interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

The following table shows the compensation paid by Fund Complex as a whole to the Trustees of the Funds during the fiscal year ended December 31, 2016.

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Compensation Table

Aggregate Compensation from a Fund	Jack W. Nicklaus II1	Stuart M. Allen	Anthony D’Angelo	Robert S. Meeder, Jr.
Prime Money Market Fund	$184	$399	$451	None
Total Return Bond Fund	$1,531	$3,419	$3,865	None
Balanced Fund	$1,986	$4,175	$4,718	None
Muirfield Fund	$2,699	$5,963	$6,741	None
Conservative Allocation Fund	$217	$472	$535	None
Dynamic Allocation Fund	$810	$1,820	$2,058	None
Global Allocation Fund	$694	$1,461	$1,651	None
Aggressive Allocation Fund	$564	$1,149	$1,298	None
Quantex Fund	$516	$1,248	$1,411	None
Spectrum Fund	$940	$2,051	$2,320	None
Moderate Allocation Fund	$359	$843	$952	None
Total Compensation From the Fund Complex[2]	$10,500	$23,000	$26,000	None

[1]	Mr. Nicklaus retired as a Trustee in June of 2016.
[2]	The Fund Complex consists of 12 investment funds/series

Each Trustee who is not an “interested person” is paid a total meeting fee of $2,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an “interested person” receives a total retainer of $2,500 per calendar quarter for the Trust. Each committee person who is not an “interested person” is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees to which he is entitled. The Lead Independent Trustee receives a quarterly retainer of $1,250 in addition to any committee meeting to which he is entitled.

Compensation includes paid to Trustees includes cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2016, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Jack W. Nicklaus II - $10,500, Stuart Allen - $23,000, and Anthony D’Angelo - $26,000.

Other Material Interests and Relationships

Mr. Allen is the Managing Partner of the Gardiner Allen Insurance Agency. Over the past two calendar years, his agency has provided insurance services to Funds, the Funds’ investment adviser, principal underwriter, and other related subsidiaries and parent entities. The insurance premiums for all policies placed by the Gardiner Allen Insurance Agency total approximately $230,000 annually. Gardiner Allen earns an annual brokerage fee of approximately $9,000 for its services and Mr. Allen earns a commission of approximately $3,000 for property and casualty insurance purchased by Meeder Investment Management, an entity that controls the Funds’ investment adviser and principal underwriter.

Board structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged the Adviser to manage and/or administer the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of three Trustees, including two Independent Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.

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The Chairman of the Board is an “interested person” of the Fund. The Board has appointed an Independent Trustee to serve in the role of Lead Independent Trustee. The Lead Independent Trustee’s function is to enhance the efficiency and effectiveness of the Board with respect to fund governance matters. The Lead Independent Trustee, among other things, serves as a point person for the exchange of information between management and the Independent Trustees and coordinates communications among the Independent Trustees. The duties and responsibilities of the Lead Independent Trustee include recommending Board meetings and prioritizing Board meeting agendas, as well as making sure the Board receives reports from management on essential matters.

The use of an interested Chairman allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Lead Independent Trustee is able to focus Board time and attention to matters of interest to shareholders and ensure that the Independent Trustees are fully informed regarding management decisions. The Trustees have determined that an interested Chairman balanced by a Lead Independent Trustee is the appropriate leadership structure for the Board.

The Board maintains three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee. Each of the Committees is comprised of the following Independent Trustees of the Trust: Stuart Allen and Anthony D’Angelo.

The Audit Committee is generally responsible for recommending the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust’s financial reports and internal accounting. Mr. Allen is Chairman of the Audit Committee. The Board does not currently have a financial expert serving on its Audit Committee, but is currently seeking to expand the Board to include an additional Trustee who would qualify as a financial expert.

The Trust’s Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust’s address at 6125 Memorial Drive, Dublin, Ohio 43017. Mr. D’Angelo is Chairman of the Nominating Committee.

The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2016, the Audit Committee met four times, the Compensation Committee and the Nominating Committee did not meet.

 During the past fiscal year, the Board considered and approved the renewal of each Fund’s Investment Advisory Agreement with the Adviser. In connection with this annual review, the Board, with the advice and assistance of independent counsel for the Funds, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates. The Board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Board considered, among other factors:

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•	The effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Fund;

•	The effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided each Fund;

•	The investment performance of each Fund;

•	Information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

•
Information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Funds;

•	The investment approach used by the Adviser in the daily management of each of the Funds;

•	Information on personnel of the Adviser’s investment committee;

•	The continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

•	Soft dollars received by the Adviser from Fund trades;

•	The Adviser’s policy regarding the aggregation of orders from the Funds and the Adviser’s private accounts; and

•	Other ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Funds.

As of March 31, 2017, the Board and officers of the Trust own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

Risk oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, the Adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s Adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

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Code of Ethics

The Trust and the Adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. The Code includes prohibitions on unacceptable trading activities, such as front running, short-swing trading and insider trading. Directors, officers and employees who recommend securities or have access to non-public information are prohibited from personally trading in reportable securities recommended to clients in close proximity to the client’s transaction. Employees having access to this information must also make periodic reports of their securities accounts and transactions in reportable securities. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Board of Trustees of the Funds has adopted, on behalf of the Retail Class Shares of the Fund, a Shareholder Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”). The Board of Trustees of the Funds has also adopted, on behalf of the Retail, Adviser and Institutional Class Shares of the Fund, an amended and restated Shareholder Services Plan (“Shareholder Services Plan”), formerly known as the Administrative Services Plan.

Distribution Plan

The Distribution Plan adopted for the Retail Class Shares allows the Fund to use part of its assets to pay for the sale and distribution of the Shares, including advertising, marketing and other promotional activities as well as shareholder servicing. For these services, the Fund has authorized its agents or distributors to pay a distribution fee at the rates set forth below to financial intermediaries or other parties who have entered into selling or shareholder distribution agreements with the Funds, its agents or distributors. Recipients of the distribution fee include financial intermediaries, securities brokers, attorneys, accountants, investment advisers, platform providers, investment performance consultants, pension actuaries, banks, and service organizations, in addition to the Distributor, Adviser and its affiliates. The Funds may also pay a portion of this fee to the Distributor for costs incurred in connection with the distribution, sale or promotion of the Retail Share Class.

Under the terms of the Distribution Plan, payments for each Fund may be made in the form of commissions and fees for marketing and selling Fund shares, such as compensating brokers and others who sell fund shares, and paying for advertising, the printing and mailing of prospectuses to new investors, and the preparing, printing and mailing of sales literature. Payments may also be made for maintaining personnel of the Adviser and/or its affiliates who engage in or support distribution of shares, or who render educational, marketing, administrative, personal or other support services to financial intermediaries, investors and/or shareholders, not otherwise provide by the Fund’s Transfer Agent. These payments may include, but are not limited to, allocated overhead, office space and equipment, employee compensation, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Fund may reasonably request.

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In addition, payments under the Distribution Plan may be used for the distribution and support expenses of platform providers that make the Funds available for purchase by financial intermediaries or directly by investors. Further, payment may be used for reimbursement of travel, entertainment and like expenses in connection with the promotion of the Fund, administrative support for financial intermediaries, investors and shareholders, and education about the Fund’s investment objectives and policies. Payment may also be used to pay for the costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising. Payments may be used for any other purpose as described in the Plan and approved by the Board.

Under the Distribution Plan, the Funds may pay a distribution fee up to the following annualized rate for each of the following Retail share classes:

Share Class	Percentage of Average Daily Net Assets
Global Allocation Fund	0.25%
Aggressive Allocation Fund	0.25%
Moderate Allocation Fund	0.25%
Dynamic Allocation Fund	0.25%
Quantex Fund	0.20%
Balanced Fund	0.25%
Muirfield Fund	0.20%
Spectrum Fund	0.25%
Conservative Allocation Fund	0.25%
Total Return Bond Fund	0.25%
Prime Money Market Fund	0.20%

In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The Plan for each of the Trust’s Funds is terminable at any time by vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust’s shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days’ written notice to the service organization or by the vote of the holders of a majority of the Trust’s shares, or, upon 15 days’ notice, by a party to a service agreement.

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Each Plan was approved by the Trust’s Board, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

The table below states the amounts accrued (net of waivers) under each current Fund’s Distribution Plan for the year ended December 31, 2016

Fund	Financial Intermediaries	Marketing Servicing	Telephone Service	Printing and Mailing	Total
Prime Money Market Fund	$5,800	$2,573	$298	$248	$8,919
Total Return Bond Fund	$431,612	$110,042	$406	$287	$542,347
Balanced Fund	$544,344	$123,046	$469	$385	$668,244
Muirfield Fund	$629,889	$142,887	$796	$521	$774,093
Conservative Allocation Fund	$31,449	$15,288	$ 63	$402	$47,202
Dynamic Allocation Fund	$212,555	$ 64,520	$354	$155	$277,584
Global Allocation Fund	$139,642	$ 42,963	$252	$141	$182,998
Aggressive Allocation Fund	$116,451	$ 44,355	$211	$104	$161,121
Quantex Fund	$ 90,089	$ 46,032	$162	$ 79	$136,362
Spectrum Fund	$260,762	$ 51,411	$131	$168	$312,472
Moderate Allocation Fund	$ 96,248	$ 16,662	$ 99	$ 56	$113,065

Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses that are not readily identifiable as attributable to a particular Fund are allocated among each of the twelve Funds of the Trust based on the relative size of their average net assets.

 In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund’s distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

Shareholder Services Plan

The Board of Trustees of the Funds has also adopted, on behalf of Funds, an amended and restated Shareholder Services Plan (“Shareholder Services Plan”), formerly known as the Administrative Services Plan. Under the Plan, the various share classes of the Funds except the Prime Money Market Fund bear a service fee at the rates set forth below on an annualized basis. Shareholder Services Fees are paid in exchange for support services provided to shareholders including, but not limited to, responding to customer inquiries, processing payments, providing statements, and maintaining shareholder accounts and records. Shareholder Services fees may be paid by the Funds’ agent or Distributor to financial intermediaries that have entered into shareholder services or similar agreements with the Funds or its agents. Payments under the Shareholder Services Plan are an operating expense of the Funds. Shareholder Services Fees vary according to the agreement and services provided and are committed to the discretion of the Funds’ agent or Distributor up to the following amounts of the Funds’ daily net assets attributable to each class of shares on an annualized basis:

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Share Class	Shareholder Services Fee
Retail Class	0.20%
Adviser Class	0.25%
Institutional Class	0.10%

Shareholder service fees were accrued by the Funds for the years ended December 31, 2016, December 31, 2015 and December 31, 2014 as follows. All such fees were incurred for the Retail Share Class:

Fund	Accrued 2016	Accrued 2015	Accrued 2014
Prime Money Market Fund	-	-	-
Total Return Bond Fund	$436,385	$375,586	$227,877
Balanced Fund	$537,156	$469,501	$263,892
Muirfield Fund	$778,444	$718,245	$404,454
Conservative Allocation Fund	$ 25,708	$ 63,766	$ 56,009
Dynamic Allocation Fund	$223,419	$299,733	$224,590
Global Allocation Fund	$175,152	$235,421	$199,495
Aggressive Allocation Fund	$129,405	$186,982	$145,470
Quantex Fund	$101,652	$ 96,153	$ 62,641
Spectrum Fund	$251,341	$131,292	-
Moderate Allocation Fund	$ 90,451	$ 46,889	-

Additional Cash Compensation

For the year ended December 31, 2016, the following broker-dealers offering shares of the Funds, and/or their respective affiliates, received additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other shareholder services as described above:

Securities America, Inc.
Royal Alliance Associates, Inc.

Any additions, modifications, or deletions to this list that may have occurred since December 31, 2016 are not reflected. In addition to member firms of the Financial Industry Regulatory Authority, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DISTRIBUTIONS & TAXES

The Total Return Bond Fund dividends from net investment income, if any, are declared and paid to shareholders on the last business day of the month to shareholders of record as of the previous business day. The Muirfield Fund, Spectrum Fund, Quantex Fund, Aggressive Allocation Fund, Dynamic Allocation Fund, Balanced Fund, Global Allocation Fund, Moderate Allocation Fund, and Conservative Allocation Fund dividends from net investment income, if any, are declared and paid on a calendar quarter basis. The Prime Money Market Fund declares dividends from net investment income daily and distributes the dividends to shareholders on a monthly basis. In December, all Funds other than the Prime Money Market Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

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Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Adviser with alternative instructions.

Dividends. A portion of a Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund’s total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last 28 fiscal years.

If a Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Each Fund is treated as a separate entity from the other funds of the Trust for tax purposes.

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Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

OTHER SERVICES

Custodian. The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of all of the Trust’s assets.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been retained as the Independent Registered Public Accounting Firm for the Trust. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

Stock Transfer Agent. Mutual Funds Services Co. (“MFSCo”), 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Investment Management, Inc. and a sister company of Meeder Asset Management, Inc., provides transfer, redemption, dividend disbursing and shareholder services to each Fund. The fee for all funds except the Prime Money Market Fund and the Total Return Bond Fund is 0.12% of the Fund’s average daily net assets, payable monthly. The fee for the Prime Money Market Fund and the Total Return Bond Fund is 0.08% of the Funds’ average daily net assets, payable monthly. Fees for each Fund are subject to a $4,000 annual minimum fee. Fees charged to the Prime Money Market Fund and the Total Return Bond Fund are subject to an expense cap, and where the current expenses exceed the expense cap, will be reduced by 0.02%.

MFSCo serves as Fund Accountant of the Funds. The minimum annual fee for accounting services for all of the Funds except the Prime Money Market Fund is $7,500. The minimum annual fee for the Prime Money Market Fund is $30,000. Subject to the applicable minimum fee, each Fund’s annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund’s average net assets.

MFSCo also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurred an annual fee, payable monthly, of 0.10% up to $50 million and 0.08% over $50 million of each Fund’s average net assets.

These fees are reviewable annually by the Board. For the year ended December 31, 2016, total fees accrued (net of waivers) by the Funds for payments made to MFSCo are as follows:

Fund	Fees Accrued
Prime Money Market Fund	$319,840
Total Return Bond Fund	$417,968
Balanced Fund	$611,114
Muirfield Fund	$864,761
Conservative Allocation Fund	$129,409
Dynamic Allocation Fund	$281,826
Global Allocation Fund	$230,981
Aggressive Allocation Fund	$181,360
Quantex Fund	$194,770
Spectrum Fund	$311,118
Moderate Allocation Fund	$168,462

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Distributor. Adviser Dealer Services, Inc. (the “Distributor”), a registered broker-dealer and FINRA member firm whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, acts as the principal underwriter of the shares of the Funds. The Distributor is an affiliate of the Adviser, which offers shares of the Funds continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”). The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. The Underwriting Agreement calls for the Distributor as agent of the Funds to use all reasonable efforts, consistent with its other business, to secure purchasers of the Funds.

Pursuant to the Underwriting Agreement, the Funds have agreed to indemnify the Distributor, its officers, directors and control persons to the extent permitted by applicable law against certain liabilities under the Securities Act, and any other statute or common law. The Underwriting Agreement was approved by the Board for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.

The Distributor is eligible to receive revenues relating to the sale of shares of the Funds pursuant to the Funds’ 12b-1 Shareholder Distribution Plan (“Plan”) adopted by the Funds under Rule 12b-1 under the 1940 Act. Pursuant to the Plan, shares of the Fund bear a Distribution fee of up to 0.25% per year of its average net asset value. Distributor may be paid sums under the Plan as reimbursement for distribution expenses actually incurred by the Distributor.

The following table sets forth the amounts paid to the Distributor in the form of commissions or other compensation for its services as the Funds’ principal underwriter during the past three fiscal years:

Year	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
2016	0	0	0	$651,357
2015	0	0	0	$664,979
2014	0	0	0	0

Securities Lending Agent. Huntington National Bank (“HNB”) serves as the securities lending agent to the Funds pursuant to a securities lending agreement. The services provided by HNB as securities lending agent include: selection of securities to be loaned, locating borrowers, negotiation of loan terms, monitoring daily value of loaned securities and collateral, requiring additional collateral as necessary, cash collateral management, qualified dividend management, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the fund at loan termination.
68

The following table lists the gross income received by each Fund for securities lending activity, the fees paid to HNB under the revenue split agreement, and the net income received by the Funds from securities lending activity. Fees for all services undertaken by HNB are included in the revenue split.

Fund	Gross Income From Securities Lending	Fees Paid To Agent From Revenue Split	Net Income From Securities Lending
Muirfield	$40,728	$8,146	$32,582
Dynamic Allocation	$7,083	$1,417	$5,666
Aggressive Allocation	$10,670	$2,134	$8,536
Balanced	$31,670	$6,334	$25,336
Global Allocation	$29,953	$5,991	$23,962
Spectrum	$23,691	$4,738	$18,953
Quantex	$67,026	$13,405	$53,621
Conservative Allocation	$56	$11	$45
Moderate Allocation	$21,038	$4,208	$16,830

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Board of the Trust has approved proxy voting procedures for the Trust and has delegated responsibilities for implementing those procedures to the Funds’ Adviser subject to the general oversight of the Board. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. The procedures are designed and implemented to reasonably ensure that voting and consent rights are excised prudently and in the best interest of the Funds and their shareholders. Records of the Funds’ proxy voting records are maintained and are available for inspection.

Shareholders may obtain a copy of the proxy policies by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is also available on the SEC's website (www.sec.gov) and may be obtained by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539.
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PRINCIPAL HOLDERS AND CONTROL PERSONS

As of August 31, 2017, the following persons owned of record 5% or more of a class of each Fund’s outstanding shares. A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Shareholder Name and Address	% Ownership
TOTAL RETURN BOND FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	22.51
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	7.15
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	5.86
TOTAL RETURN BOND FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	47.91
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	19.54
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	16.88

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TOTAL RETURN BOND FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	93.45
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	6.55
SPECTRUM FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	15.67
SPECTRUM FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	42.77
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	19.98
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	16.54
SPECTRUM FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	91.64
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	8.36

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QUANTEX FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	91.06
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	8.71
QUANTEX FUND - RETAIL CLASS
Trust Company Of America FBO #579 P.O. Box 6503 Englewood, CO 80155-6503	23.42
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	7.98
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7.46
Charles Schwab & Co, Inc. Special Custody Acct For The 101 Montgomery Street San Francisco, CA 94101	7.37
QUANTEX FUND - INSTITUTIONAL CLASS
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	27.83
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	25.31

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TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	19.12
Nationwide Trust Company, FSB C/O Ipo Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	13.24
MUIRFIELD FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	8.77
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	8.08
MUIRFIELD FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	40.95
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	15.60
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	15.16
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	11.93

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MUIRFIELD FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	89.72
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	9.73
CONSERVATIVE ALLOCATION FUND - RETAIL CLASS
Charles Schwab & Co, Inc. Special Custody Acct For The Exclusive Benefit Of Customers Attn: Mutual Funds, 8th Floor 101 Montgomery Street San Francisco, CA 94104-0000	17.42
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	12.30
CONSERVATIVE ALLOCATION FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	33.44
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	27.65
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	10.65
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	10.28

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CONSERVATIVE ALLOCATION FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	92.33
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	7.67
GLOBAL ALLOCATION FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	74.26
GLOBAL ALLOCATION FUND - INSTITUTIONAL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	64.34
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	14.26
GLOBAL ALLOCATION FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	90.70
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	9.30

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DYNAMIC ALLOCATION FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	30.60
DYNAMIC ALLOCATION FUND - INSTITUTIONAL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	24.84
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	17.41
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	10.35
Matrix Trust Company Cust. FBO Envoy Choice IRA 717 17th Street, Suite 1300 Denver, CO 80202	6.77
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	6.09
DYNAMIC ALLOCATION FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	90.22
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	9.78

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MODERATE ALLOCATION FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	27.16
MODERATE ALLOCATION FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	24.83
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	24.48
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	8.00
Matrix Trust Company Cust. FBO Envoy Choice IRA 717 17th Street, Suite 1300 Denver, CO 80202	5.98
MODERATE ALLOCATION FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	90.45
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	9.55
BALANCED FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	21.63
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	7.66

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BALANCED FUND - INSTITUTIONAL CLASS
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	50.44
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	22.47
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	12.05
BALANCED FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	93.37
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	6.63
AGGRESSIVE ALLOCATION FUND - RETAIL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	42.60
AGGRESSIVE ALLOCATION FUND - INSTITUTIONAL CLASS
Nationwide Trust Company, FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	35.95

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Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	15.69
National Financial Serv Corp For Exclusive Bene Customers P.O. Box 3908, Church Street Station New York, NY 10008	8.67
Matrix Trust Company Cust. FBO Envoy Choice IRA 717 17th Street, Suite 1300 Denver, CO 80202	6.26
AGGRESSIVE ALLOCATION FUND - ADVISER CLASS
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	90.55
TD Ameritrade Trust Company CO#00FTJ P.O. Box 17748 Denver, CO 80217-0748	9.45
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FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in this SAI are included in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2016 and are incorporated herein by reference. The Funds will provide the Annual Report without charge at written request or request by telephone.

The financial statements for the semi-annual period ended June 30, 2017, required to be included in this SAI are included in the Trust’s Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2017, and are incorporated herein by reference. The Funds will provide the Semi-Annual Report without charge at written request or request by telephone.
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PART C
OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust, effective December 30, 1991 -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(b)	By-Laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(c)	None other than Articles V, VI and VII of the Registrant’s Declaration of Trust and Article II of the Registrant’s By-Laws, which exhibit is incorporated herein by reference.

(d)	Amended and Restated Investment Advisory Agreement between Meeder Funds and Meeder Asset Management, Inc. effective September 30, 2017, is filed herewith.

(e)	Amended and Restated Distribution Agreement between the Meeder Funds and Adviser Dealer Services, Inc. effective September 30, 2017, is filed herewith.

(f)	Deferred Compensation Plan for Independent Trustees – filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated by reference.

(g)
Custodian Agreement between the Registrant and The Huntington National Bank – filed as an Exhibit to Registrant’s Post-Effective Amendment No. 48 on April 30, 2004, which exhibit is incorporated by reference herein.

(h)(1)	Amended and Restated Administration Agreement between the Meeder Funds and Mutual Funds Service Co. dated September 21, 2017, is filed herewith.

(2)	Amended and Restated Transfer Agency and Service Agreement between the Meeder Funds and Mutual Funds Service Co. effective September 30, 2017, is filed herewith.

(3)
Amended and Restated Shareholder Services Plan adopted August 5, 2016 -- filed as an exhibit to Registration’s Post-Effective Amendment No. 81 on August 15, 2016, which exhibit is incorporated here by reference.

(4)	Compliance Support Services Agreement dated September 21, 2017, is filed herewith.

(i)	Opinion and Consent of Counsel dated September 20, 2017, is filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)
Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

(m)
Amended and Restated Shareholder Distribution Plan dated September 15, 2016 -- filed as an exhibit to the Registrant's 86th Post-Effective Amendment to Form N-1A with the Commission on April 28, 2017, which exhibit is incorporated herein by reference.

(n)
Amended and Restated Meeder Funds Multiple Class Plan Pursuant to Rule 13f-3 dated August 5, 2016 -- filed as an exhibit to the Registrant’s Post-Effective Amendment No. 81 filed on August 15, 2016, which exhibit is incorporated herein by reference.

(o)	Not applicable.

(p)
Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc., and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. – filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

(q)	Powers of Attorney of Trustees of Registrant filed as an exhibit to Registrant’s Post- Effective No. 59 on June 16, 2008, which is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification

Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 31.	Business and Other Connections of Investment Adviser.

Not applicable.

Item 32.	Principal Underwriters.

Not applicable.

Item 33.	Location of Accounts and Records.

Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 34.	Management Services.

None

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 88 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the __ day of _____.

MEEDER FUNDS

By:	/s/ Dale W. Smith
Dale W. Smith, Vice President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
September 21, 2017
Robert S. Meeder, Jr.*	President and Trustee
Robert S. Meeder, Jr.

/s/ Bruce E. McKibben	Treasurer, Principal Financial Officer and Principal Accounting Officer
Bruce E. McKibben

Stuart M. Allen*	Trustee
Stuart M. Allen

Anthony V. D’Angelo*	Trustee
Anthony V. D’Angelo

*By:	/s/ Dale W. Smith
Dale W. Smith
Executed by Dale W. Smith on behalf
of those indicated pursuant to Powers of Attorney